UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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The Cheesecake Factory Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 14, 2004

Dear Stockholder:

You are cordially invited to attend The Cheesecake Factory Incorporated Annual Meeting of Stockholders on Tuesday, May 18, 2004 at 10:00 a.m. (Pacific Time). The meeting will be held at the Janet and Ray Scherr Forum Theatre, Thousand Oaks Civic Arts Plaza, 2100 Thousand Oaks Boulevard, Thousand Oaks, California 91362.

The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting and Proxy Statement. Our agenda for the Annual Meeting will also include an overview of the Company’s business operations and recent performance results.

Regardless of whether or not you will attend, please vote by signing, dating and returning the enclosed proxy card. Or, you can vote by telephone or Internet (see back cover). Voting by mail will not prevent you from voting in person at the meeting.

Sincerely,

David Overton
Chairman of the Board and
Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT

        Whether or not you plan to attend the Annual Meeting of Stockholders, and to ensure that a quorum is present, you are urged to vote your proxy by telephone or the Internet (see back cover), or by returning the proxy card by mail. If you are able to attend the meeting and you wish to vote your shares in person, the proxy is revocable.

IF YOU PLAN TO ATTEND THE MEETING

        Please note that attendance will be limited to stockholders. Admission will be on a first-come, first-served basis. Stockholders may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

THE CHEESECAKE FACTORY INCORPORATED
26950 Agoura Road
Calabasas Hills, California 91301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
on
May 18, 2004

The 2004 Annual Meeting of Stockholders of THE CHEESECAKE FACTORY INCORPORATED (the “Company”) will be held at the Janet and Ray Scherr Forum Theatre, Thousand Oaks Civic Arts Plaza, 2100 Thousand Oaks Boulevard, Thousand Oaks, California 91362, on Tuesday, May 18, 2004, beginning at 10:00 a.m. Pacific Time, for the following purposes:

1.	Election of one nominee to serve as a director of the Company for a three-year term and until a respective successor shall be elected and qualified;

2.	Approval of the Company’s Amended and Restated Year 2000 Omnibus Performance Stock Incentive Plan;

3.	Approval of the Company’s Amended and Restated 2001 Omnibus Stock Incentive Plan; and

4.	Approval of an amendment to the Company’s 1997 Non-Employee Director Stock Option Plan.

In addition, to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 31, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Debby R. Zurzolo
Secretary

Calabasas Hills, California
April 14, 2004

THE CHEESECAKE FACTORY INCORPORATED

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2004

General

This Proxy Statement is furnished to the stockholders of THE CHEESECAKE FACTORY INCORPORATED (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Stockholders to be held at the Janet and Ray Scherr Forum Theatre, Thousand Oaks Civic Arts Plaza, 2100 Thousand Oaks Boulevard, Thousand Oaks, California 91362, on May 18, 2004, beginning at 10:00 a.m. Pacific Time, and at any adjournment or postponement thereof. The Company intends to cause this Proxy Statement and form of proxy to be mailed to stockholders on or about April 14, 2004.

Voting; Quorum; Abstentions and Broker Non-Votes

On March 31, 2004, the record date fixed by the Board for the Annual Meeting, 52,896,019 shares of the Company’s common stock were outstanding, and there were no outstanding shares of any other class of stock. Each holder of common stock is entitled to one vote for each share of such stock held of record. Only stockholders of record at the close of business on March 31, 2004 will be entitled to notice of and to vote at the Annual Meeting.

The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy. The Bylaws of the Company provide that unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, all elections and questions other than the election of directors shall be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the Annual Meeting. Shares of stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of voting stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the election of a candidate who receives a plurality of votes. Proposals 2, 3 & 4 require the approval of a majority of the outstanding shares of stock entitled to vote thereon present in person or proxy at the Annual Meeting. Accordingly, abstentions as to these proposals will have the same effect as votes against the proposals. Broker non-votes as to these proposals, however, will be deemed shares not entitled to vote on the proposals, will not be counted as votes for or against the proposals, and will not be included in calculating the number of votes necessary for approval of the proposals.

Proxies

Proxies delivered pursuant to this solicitation are revocable at the option of the persons executing same, prior to their exercise, by attendance and voting at the Annual Meeting (although attendance at the Annual Meeting itself will not revoke a proxy) or by filing with the Secretary of the Company an instrument in writing revoking the proxy or another duly executed proxy bearing a later date. Unless previously revoked, all proxies representing shares entitled to vote which are delivered pursuant to this solicitation will be voted at the Annual Meeting by the named attorneys-in-fact and agents, to the extent authorized, in accordance with the directions contained therein.

If no directions are given, the shares represented by such proxies will be voted FOR the election of the nominee for director named in this Proxy Statement, FOR the approval of the Company’s Amended and Restated 2000 Performance Stock Incentive Plan, FOR the approval of the Company’s Amended and Restated 2001 Omnibus Stock Incentive Plan, and FOR the approval of the amendment to the Company’s 1997 Non-Employee Director Stock Option Plan.

The named proxies may vote in their discretion upon such other matters as may properly come before the Annual Meeting, including any motion made for adjournment or postponement (including for purposes of soliciting additional votes).

Solicitation

The Company will pay for the cost of preparing, assembling and mailing the Notice of Annual Meeting and Proxy Statement and the cost of this solicitation. Proxies may be solicited by personal interview, telephone and telegraph, as well as by use of the mails. Banks, brokerage houses and other custodians, nominees or fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies, and will be reimbursed for their reasonable out-of-pocket expenses incurred in that regard. Employees of the Company participating in the solicitation of proxies will not receive any additional remuneration.

PROPOSAL 1

ELECTION OF A DIRECTOR

The Company’s Bylaws provide for a Board consisting of no less than five and no more than thirteen members, the exact number within this range being determined by the Board. The Board has currently set the number of directors at five. The Board is classified into three classes with each director serving a three-year term. Thomas L. Gregory is serving a term that will expire at the Annual Meeting of Stockholders to be held in 2004. David Overton and Karl L. Matthies are serving terms that will expire at the Annual Meeting of Stockholders to be held in 2005. Jerome I. Kransdorf and Wayne H. White are serving terms that expire at the Annual Meeting of Stockholders to be held in 2006. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Company officers are elected annually by the Board and serve at the Board’s discretion.

The Corporate Governance and Nominating Committee of the Board (“Governance Committee”) has nominated Thomas L. Gregory for reelection to the Board for a three-year term that will expire at the Annual Meeting of Stockholders to be held in 2007. The Board approved such nomination. Mr. Gregory has indicated his willingness to serve and proxies will be voted for the election of Mr. Gregory unless instructions are given on the proxy to withhold authority to vote for him.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MR. GREGORY TO THE BOARD OF DIRECTORS.

The Company’s Board of Directors

DAVID OVERTON, age 57, co-founded the Company’s predecessor with his parents. He has served as the Company’s Chairman of the Board and Chief Executive Officer since its incorporation in February 1992.

THOMAS L. GREGORY, age 68, became a director of the Company upon the consummation of its initial public offering in September 1992. Mr. Gregory has over 40 years of experience in the food service industry. He served as Vice Chairman of the board of directors of Sizzler International, Inc., a restaurant chain, until August 1994. Mr. Gregory served as President, Chief Executive Officer and a member of the board of directors of Sizzler from 1982 to 1991, and then served as President of its successor company until his retirement in 1992. From 1974 to 1991, he served as Vice President for Collins Foods International, Inc., a food service company, and retained such position concurrently with his positions at Sizzler. Mr. Gregory is a member of the board of directors of Regis Corporation, the world’s largest chain of retail haircare operations. He is also a member of the board of directors of JJ North’s Grand Buffets, a buffet restaurant chain.

JEROME I. KRANSDORF, age 65, became a director of the Company in March 1997. Mr. Kransdorf has more than 40 years of investment management experience. He currently serves as President of JaK Direct, a division of Direct Brokerage, Inc. From 1997 to 2001, Mr. Kransdorf served as Senior Vice President of J. & W. Seligman & Co. Incorporated, an investment advisory firm. From 1959 to 1997, he was employed in investment and senior management positions at Wertheim & Co. and its successor companies.

KARL L. MATTHIES, age 61, became a director of the Company in March 2003. Mr. Matthies is President of Bellagio Partners, a private investment management and consulting company. Prior to forming Bellagio, he was the senior partner in charge of consumer and real estate investment banking at Banc of America Securities. Mr. Matthies was a founding member of Montgomery Securities, the predecessor firm of Banc of America Securities, where he held a variety of positions from 1971 through 1999. He was an I.I. ranked hotel and restaurant analyst for nine years and also served as the firm’s research director from 1978 to 1990 prior to assuming his investment banking role. He is also a member of the board of directors of Enwisen, Inc., an on-line employee benefits company.

WAYNE H. WHITE, age 66, became a director of the Company upon the consummation of its initial public offering in September 1992. From 1983 until his retirement in June 2002, Mr. White was an investment banker specializing in gaming and restaurant companies. Mr. White has approximately 20 years of senior management experience in the restaurant industry, including Victoria Station (seven years) and Famous Restaurants (two years). He is also a member of the board of directors of Nevada Gold & Casinos, Inc.

The Company’s Director Nominations Process

The Board has adopted a Policy and Procedure Regarding Board of Director Candidates (the “Nominations Policy”). The purpose of the Nominations Policy is to describe the process by which candidates are selected for possible inclusion in the Company’s recommended slate of director nominees. The Governance Committee of the Board administers the Nominations Policy.

The Governance Committee is responsible for identifying candidates for nomination or appointment to the Board of Directors. To fulfill this function, the Governance Committee will at least annually review the size and composition of the Board of Directors and its committees, including the number of directors eligible for election at the annual meeting of stockholders, in accordance with the Company’s articles of incorporation and by-laws. The Governance Committee may solicit recommendations for nominees from other directors, members of senior Company management or others. In addition, the Governance Committee will consider recommendations of a stockholder of record who timely complies with these policies and procedures.

Minimum Qualifications

The Governance Committee has identified the following minimum qualifications for candidates for nomination to the Board:

•	Each candidate shall be prepared to represent the best interests of all of the Company’s stockholders and not just one particular constituency.

•	Each candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has established a record of professional accomplishment in his/her chosen field.

•	No candidate or family member (as defined in NASD rules) of a candidate shall have any material personal, financial or professional interest in any present or potential competitor of the Company.

•	Each candidate shall be prepared to fully participate in Board activities, including active membership on at least one Board committee, and not have other personal or professional commitments that would, in the Governance Committee’s sole judgment, interfere with or limit his or her ability to do so.

•	The candidate must consent in writing to be named in the Company’s proxy statement as a nominee and to serve as a director of the Company if nominated, elected or appointed, and qualified.

•	The candidate’s service as a director must not cause the Company or any of its subsidiaries to lose, or to be threatened with the loss of any application for, right to the use of, or entitlement to, any material governmental license, authorization or permit.

Criteria for Evaluating Candidates

In evaluating nominations, the Governance Committee will seek to achieve a balance of different capabilities, experience and knowledge. The Governance Committee will consider the following criteria in evaluating candidates for nomination in light of the size and composition of the Board of Directors and its committees:

•	Satisfaction of the minimum qualifications established by the Governance Committee.

•	Whether the candidate demonstrates the ability to exercise sound business judgment and has substantial experience in business or outside the business community (for example, in the academic, public or scientific communities).

•	Whether the candidate could positively contribute to the existing cooperative and collaborative culture among Board members.

•	Whether the candidate is a party to any action or arbitration adverse to the Company or any of its subsidiaries.

•	Whether the candidate would qualify as an “independent” director as defined by the Nasdaq listing standards.

•	Whether the candidate would qualify as an “audit committee financial expert.”

•	Whether the candidate has been involved in any legal proceeding that would be required to be disclosed by the Company pursuant to Item 401(f) of Regulation S-K.

•	Whether any business relationships exist, or have existed, that would be required to be disclosed pursuant to Item 404 of Regulation S-K.

•	Whether the Company would be required to disclose any of the relationships described in Section 402(j) of Regulation S-K.

•	The number and identity of any other boards of directors of which the candidate is a member.

•	Whether the candidate has provided accurate and complete responses to any requests for additional information by the Governance Committee.

•	If requested by the Governance Committee, whether the candidate has agreed to be interviewed by the Governance Committee.

General Nomination Right of All Stockholders

Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company’s Bylaws. The Company has an advance notice provision in its Bylaws. Nominations for the election of directors, other than by the Governance Committee or the Board, must be made by a stockholder of record on the date of giving notice and on the record date for such meeting by giving timely written notice to the Secretary of the Company at the Company’s principal offices. Such notice must be received not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided that, if in the event that notice or prior public disclosure of the date of the annual meeting is given or made to the stockholders for a meeting date that is not within 30 days before or after the anniversary of the immediately preceding Annual Meeting of Stockholders, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such notice was mailed or such public disclosure was made, whichever first occurs, or no less than 90 days or more than 120 days prior to the annual meeting. In the event that the number of a class of directors to be elected is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if the notice is delivered to, or mailed and received at, the Company’s principal executive offices (addressed to the Secretary) no later than 10 calendar days following the day on which the Company makes the public announcement. In the case of a special meeting of stockholders called for the purpose of electing directors, notice will be timely if the stockholder provides notice in writing to the Corporation’s Secretary not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the meeting date was made, whichever first occurs, or no less than 90 or more than 120 days prior to the meeting. The stockholder’s notice must include all of the information required by the Company’s Bylaws, including a statement whether the stockholder intends to deliver a proxy statement and form of proxy to a sufficient number of holders to elect the nominee or nominees. If the stockholder provides a statement that the stockholder intends to deliver a proxy statement and form of proxy, the nomination may not be brought before the meeting unless the stockholder has delivered a proxy statement and form of proxy to holders of a percentage of the Company’s voting shares reasonably believed by the stockholder to be sufficient to elect the nominee or nominees proposed by the stockholder. The foregoing summary does not purport to be a complete description of all of the provisions of the Company’s Bylaws pertaining to stockholder nominations. Stockholders may obtain, without charge, a copy of the Company’s Bylaws upon written request to the Company’s Secretary at its principal executive offices.

A stockholder of record may also recommend a candidate for consideration by the Governance Committee. In order to give the Governance Committee sufficient time to evaluate a recommended candidate, the recommendation should be received by the Company’s Secretary at the Company’s principal executive offices not later than the 120th calendar day before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s Annual Meeting of Stockholders. The stockholder’s recommendation must include all of the following:

•	The stockholder’s name, address and telephone number.

•	The recommended candidate’s name, address and telephone number.

•	The written consent of the recommended candidate to be named in the Company’s proxy statement and to serve as a director if nominated, elected or appointed, and qualified to serve.

•	A description of all arrangements or understandings in connection with such recommendation between the stockholder and the recommended candidate or between the stockholder and any other person or persons (including their names).

•	A description of any business, familial or other financial or personal relationship between the stockholder and the recommended candidate.

•	Information with respect to the recommended candidate with respect to each of the criteria identified above for evaluating recommendations.

Evaluation of Candidates

The Governance Committee will consider all candidates identified through the process outlined above, and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Governance Committee’s initial evaluation, a candidate continues to be of interest to the Committee, the Chair of the Governance Committee will interview the candidate and communicate the Chair’s evaluation to the other Committee members and the Chairman of the Board. Other members of the Governance Committee and senior Company management will conduct subsequent interviews. Ultimately, background and reference checks will be conducted and the Governance Committee will meet to finalize its list of recommended candidates for consideration by the full Board. If an incumbent is nominated, the interview process may be abbreviated at the discretion of the Chair of the Governance Committee. If the Chair of the Governance Committee is being considered for re-nomination, the other Governance Committee members shall appoint another member of the Governance Committee to head the review process for the Chair’s reconsideration.

Future Revisions to the Nominating Policy

The Governance Committee’s Nomination Policy is intended to provide a flexible set of guidelines for the effective functioning of the director nomination process. The Governance Committee intends to review this policy and procedure at least annually and anticipates that modifications will be necessary from time to time as the Company’s needs and circumstances evolve, and to conform with changes in applicable legal or listing standards.

Affirmative Determinations Regarding Director Independence and Other Matters

The Board has determined each of the following directors to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the “NASD”): Thomas L. Gregory; Jerome I. Kransdorf; Karl L. Matthies; and Wayne H. White. In this Proxy Statement, these four directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

The Board has established three committees including the Governance Committee, Audit Committee and the Compensation Committee. The Board has also determined that each member of the three committees of the Board meets the independence requirements applicable to those committees prescribed by the NASD, the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service. The Board of Directors has further determined that Thomas L. Gregory, the Board’s Coordinating Director and the chair of the Audit Committee of the Board, is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

Coordinating Director

Annually, the Independent Directors of the Board select from their group an Independent Director to serve as Coordinating Director. The role of the Coordinating Director is to coordinate the activities of the Independent Directors, coordinate the agenda and materials for meetings of the Board, advise the Chairman of the Board concerning scheduling of meetings of the Board, preside at all meetings of the Independent Directors, coordinate any self-evaluation of performance of the Board and serve as the principal liaison between the Independent Directors and the Company’s Chairman of the Board and Chief Executive Officer. Mr. Gregory currently serves as Coordinating Director.

Corporate Governance

The Board of Directors is committed to ethical business practices and believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. Since the last Annual Meeting of Stockholders, the Board of Directors has undertaken a number of initiatives to enhance the Company’s corporate governance, including:

•	Appointment of a Coordinating Director;

•	Amendment and restatement of the charter for the Audit Committee attached as Exhibit A;

•	Adoption of the charter for the Compensation Committee attached as Exhibit B;

•	Expansion of the duties of the Governance Committee and adopted the charter attached as Exhibit C;

•	Adoption, amendment and restatement of the Code of Ethics for executive officers, senior financial officers and directors;

•	Adoption of the Nominations Policy described above;

•	Adoption of a policy requiring the Independent Directors to meet prior to each regularly scheduled meeting of the Board without the CEO or non-Independent Directors present;

•	Adoption of a policy with respect to attendance by members of the Board at the Company’s Annual Meeting of Stockholders; and

•	Adoption of a policy for stockholders who wish to communicate concerns directly to the Board of Directors described below.

Currently, a majority of the members of the Board as well as all of the members of all three standing committees of the Board are composed solely of Independent Directors. Additional information regarding Board committees appears in the section of this Proxy Statement entitled “Committees of the Board of Directors”.

Policy on Communicating Concerns to the Board of Directors

The Board has adopted the following policy for stockholders who wish to communicate any concern directly with the Board. Stockholders may mail or deliver their communication to the Company’s principal executive offices, addressed as follows:

Addressee (*)
c/o General Counsel
The Cheesecake Factory Incorporated
26950 Agoura Road
Calabasas Hills, California 91301

*	Addressees: Audit Committee of the Board of Directors; Corporate Governance and Nominating Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of individual director.

All such communications shall be forwarded unopened by the Company’s General Counsel to the addressee as soon as practicable.

In addition, the Board has adopted the following policy for Company employees who wish to submit, on an anonymous basis if desired, any concerns regarding financial statement disclosures, accounting practices, internal accounting controls, potential misuse or inappropriate use of corporate assets or auditing matters to the Board. Employees shall be advised to set forth such concerns in writing and forward them in a sealed envelope to the Chair of the Audit Committee, care of the General Counsel, at the Company’s principal executive offices, with such envelope to be labeled with a legend such as: “To be opened by the Audit Committee only”. All such communications shall be forwarded, unopened, to the Chair of the Audit Committee as soon as practicable. At each Audit Committee meeting, including any special meeting called by the chair of the Audit Committee following the receipt of any information pursuant to this policy, the Audit Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

Board Meetings, Attendance and Fees

During fiscal 2003, the Board held four meetings; the Audit Committee held four meetings; the Compensation Committee held one telephonic meeting; and the Governance Committee held four meetings. No member of the Board attended fewer than 75% of the aggregate number of meetings of the Board and the committees on which he served. The Board has adopted a policy that requires each Board member to attend the Company’s Annual Meeting of Stockholders, except for absences due to causes beyond the reasonable control of the member. There were five directors at the time of the 2003 Annual Meeting of Stockholders and all five attended that meeting. All five directors are currently expected to be in attendance at the 2004 Annual Meeting of Stockholders.

Each Independent Director receives an annual fee of $15,000 plus $1,000 for each meeting of the Board attended. The Coordinating Director receives an additional $1,000 fee for attending each regularly scheduled meeting of the Board. The Chair of the Audit Committee receives an additional $1,000 for each Audit Committee meeting chaired. Independent Directors who serve on committees also receive $1,000 for each meeting attended that takes place on a date other than the day of a regularly scheduled Board meeting. No fees are paid to Independent Directors with respect to attendance at telephonic meetings of the Board or a committee. Under the terms of the 1997 Non-Employee Director Stock Option Plan (“Non-Employee Director Plan”), Independent Directors are eligible to receive options to purchase shares of the Company’s common stock. During fiscal 2003, each Independent Director received an option under the Non-Employee Director Plan to acquire 5,000 shares of common stock at a price equal to the fair market value on the date of grant.

As permitted by the Delaware General Corporation Law, the Company’s Certificate of Incorporation limits the personal liability of a director of the Company for monetary damages for breach of fiduciary duty of care as a director. Liability is not eliminated for (a) any breach of the director’s duty of loyalty to the Company or its stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) unlawful payment of dividends or stock purchases or redemptions pursuant to Section 174 of the Delaware

General Corporation Law, or (d) any transaction from which the director derived an improper personal benefit. The Company’s Certificate of Incorporation also provides that the Company shall indemnify and advance indemnification expenses on behalf of all directors and officers of the Company to the fullest extent permitted by Delaware law. Article VIII of the Company’s Bylaws also requires the Company, subject to certain limitations, to indemnify directors and officers and advance expenses. The indemnification and advancement of expenses provisions of Article VIII are not exclusive.

The Company has also entered into indemnification agreements with its directors and Named Executive Officers. The indemnification agreements provide that the directors and Named Executive Officers will be indemnified to the full extent permitted by applicable law against all expenses (including attorneys’ fees), judgments, fines and amounts reasonably paid or incurred by them for settlement in any threatened, pending or completed action, suit or proceeding, including any derivative action, on account of their services as a director or officer of the Company or of any subsidiary of the Company or of any other company or enterprise in which they are serving at the request of the Company. No indemnification will be provided under the indemnification agreements, however, to any director or executive officer in certain limited circumstances, including knowingly fraudulent, deliberately dishonest or willful misconduct. To the extent the provisions of the indemnification agreements exceed the indemnification permitted by applicable law, such provisions may be unenforceable or may be limited to the extent they are found by a court of competent jurisdiction to be contrary to public policy.

Committees of the Board

The Board has three standing committees — the Audit Committee, the Compensation Committee and the Governance Committee. The members of each committee and the functions performed thereby are described below.

Audit Committee

The Audit Committee is primarily responsible for monitoring the quality and integrity of the Company’s financial statements and related disclosure and systems of internal controls regarding risk management, finance and accounting; monitoring the Company’s compliance with legal and regulatory requirements; monitoring the independent auditor’s qualifications and independence; monitoring the performance of the Company’s internal audit function and independent auditors; providing an avenue of communication among the independent auditors, management and the Board; and issuing the report of the Audit Committee required by the SEC to be included in the Company’s proxy statement. During fiscal 2003, Messrs. Gregory, Kransdorf and White served on the Audit Committee, with Mr. Gregory serving as Chair. Mr. Matthies was appointed a member of the Audit Committee upon his election to the Board in March 2003. Each of Messrs. Gregory, Kransdorf, Matthies and White meets the independence criteria prescribed by applicable law and the rules of the SEC for Audit Committee membership and is an “independent director” as defined in NASD Rule 4200(a)(15). Each Audit Committee member meets the NASD’s financial knowledge requirements, and Mr. Gregory, designated by the Board of Directors as the “audit committee financial expert” under SEC rules, meets the NASD’s experience requirements as well. The Audit Committee operates pursuant to a written charter that is attached as Exhibit A to this Proxy Statement. See “Report of the Audit Committee of the Board.”

Compensation Committee

The Compensation Committee is responsible for determining or recommending to the Board the compensation of the Company’s Chief Executive Officer and all other executive officers named in the Company’s proxy statement. The Compensation Committee is responsible for the review and approval of all employment, retention or severance agreements for Named Executive Officers and prepares, or causes to be prepared the disclosures required by the SEC to be included in the Company’s proxy statement with respect to compensation. The Compensation Committee also approves and administrates the Company’s incentive compensation programs, including the Company’s stock option plans and the Amended and Restated 2002 Performance Incentive Plan (“Performance Plan”). The Committee is also responsible for making recommendations to the Board with respect to incentive and equity compensation plans and for making a periodic review and recommendations concerning existing or new executive compensation, employee benefits, stock plans or management perquisites. The members of the Compensation Committee are Messrs. White (Chair), Gregory and Kransdorf. The Compensation Committee operates pursuant to a written charter that is attached as Exhibit B to this Proxy Statement. See “Report of the Compensation Committee of the Board on Executive Compensation.”

Corporate Governance Committee

The Governance Committee is responsible for evaluating issues and developments related to corporate governance and making recommendations to the full Board with respect to corporate governance standards, corporate governance proposals from stockholders, the establishment and composition of committees of the Board and potential candidates for nomination as Board members. The Governance Committee is also responsible for overseeing and recommending programs and activities for the continuing education of directors and establishing a policy with respect to the number of directorships in other companies that may be held by a member of the Board. The Governance Committee also identifies potential candidates for nomination or appointment as directors and approves nominees to be presented for stockholder approval and to fill any vacancies. The members of the Governance Committee are Messrs. Kransdorf (Chair), Gregory and White. The charter for this committee is attached as Exhibit C to this Proxy Statement.

Report of the Audit Committee of the Board

The following Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee report by reference therein.

As more fully described in its charter, the Audit Committee oversees the Company’s financial reporting, corporate governance and internal control processes on behalf of the Board, as well as the independent audit of the Company’s consolidated financial statements by the Company’s independent auditors, PricewaterhouseCoopers LLP (“PWC”). Management has the primary responsibility for the Company’s financial statements and the financial reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements for fiscal 2003 with management and PWC. Management and PWC have represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee reviewed with PWC such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended. In addition, the Audit Committee has discussed with PWC, the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committee”. The Audit Committee discussed with PWC the overall scope and plans for their audit. The Audit Committee periodically meets with PWC, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon these reviews and discussions, the Audit Committee has approved the recommendation of Company management that the audited consolidated financial statements for the fiscal year ended December 30, 2003 be included in the Company’s Annual Report on Form 10-K filed with SEC.

Respectfully submitted,

Thomas L. Gregory, Chair
Jerome I. Kransdorf
Karl L. Matthies
Wayne H. White

Report of the Compensation Committee of the Board on Executive Compensation

The report of the Compensation Committee of the Board shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Overview and Philosophy

There are three key elements in the Company’s executive compensation program, all determined by individual and corporate performance:

•	Annual base salaries;

•	Annual incentive compensation; and

•	Long-term incentive compensation.

The Company’s executive compensation program is designed to enable it to attract, retain and motivate the highest quality of management talent available. Furthermore, the Compensation Committee believes that the value of the program should reflect, in large part, the value created for stockholders. The key objectives of the program are as follows:

•	To offer fair and competitive annual base salaries consistent with similarly situated companies in the foodservice industry;

•	To reward executives for corporate and individual performance through annual incentive and deferred compensation programs; and

•	To encourage long-term performance through the use of long-term incentives such as stock options that aligns the interests of employees and stockholders.

Annual Base Salaries

Annually, the Compensation Committee establishes the base salaries to be paid to the Company’s executive officers during the coming year (other than those base salaries previously established pursuant to existing employment agreements), subject to the approval of the Board. In setting base salaries, the Compensation Committee takes into account several factors including, but not limited to, the executive’s experience, responsibilities, management abilities and job performance as well as the performance of the Company as a whole and current market conditions.

Annual Incentive Compensation

The Company’s Performance Plan is the Company’s annual cash bonus program for executive officers and other officer and director-level staff employees. Under the Performance Plan, the Compensation Committee establishes targeted financial goals based on net income, net income per share, return on assets, return on equity, growth in earnings or other financial measures. Each participant is assigned a target bonus award equal to 10% to 50% of the participant’s annual base salary. The actual bonuses shall be awarded by the Compensation Committee at the end of each fiscal year based on the achievement of the targeted financial goals. Participants are assigned threshold, target and maximum cash bonus levels as a percentage of their respective base salaries based upon their levels of responsibilities with the Company. Financial objectives have been set for fiscal 2004 that are linked to the attainment of a targeted income from operations goal established by the Compensation Committee and approved by the Board. The Performance Plan was amended during fiscal 2002 to allow the Compensation Committee to establish individual target performance objectives and award individual bonuses based upon achievement of such performance objectives equal to 1% to 150% of his or her target bonus and/or additional discretionary bonuses.

Long-term Incentive Compensation

The Compensation Committee believes that employee stock ownership is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. Stock options will only have value if the Company’s stock price increases. Stock options utilize vesting periods to encourage key employees to continue in the employ of the Company.

The Board adopted the 1992 Performance Employee Stock Option Plan (“1992 Stock Plan”) and the 2001 Stock Option Plan (“2001 Stock Plan”). The 1992 Option Plan was approved by stockholders at the 1993 Annual Meeting of Stockholders, and the 2001 Stock Plan was approved by stockholders at the 2001 Annual Meeting of Stockholders. Both plans authorize the Compensation Committee to award stock options to Named Executive Officers and other key employees at exercise prices, vesting schedules and on other terms established by the Compensation Committee. The Company maintains two other stock option plans, the 1997 Non-Employee Director Stock Option Plan (“Non-Employee Director Plan”) and the Year 2000 Performance Stock Option Plan (“2000 Stock Plan”), a broad based plan that is principally intended for the Company’s restaurant general managers, executive kitchen managers and middle management employees. Named Executive Officers are not eligible for option grants under either of these plans.

Compensation of the Chief Executive Officer

In March 2001, the Compensation Committee approved a three-year agreement for Mr. Overton, which expired in March 2004. The Compensation Committee and Mr. Overton are currently negotiating a new employment agreement. In the interim, the Compensation Committee has approved a base salary of $550,000 for fiscal 2004 for Mr. Overton and a continuation of the other terms and conditions of the 2001 agreement. Such terms are disclosed under the caption “Employment Agreements.”

The Compensation Committee established the annual base salary and other terms of Mr. Overton’s compensation based on Mr. Overton’s performance record, his status in the restaurant industry and his experience and leadership. The Compensation Committee concluded that Mr. Overton’s compensation, including stock option grants, significantly benefit the Company and its stockholders by securing Mr. Overton’s services for the future and thereby motivating him to continue his focus on the long-term strategic growth and profitability of the Company.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the annual corporate federal tax deduction for compensation paid to executive officers named in the proxy statement to $1,000,000, unless the compensation qualifies as “performance based” and has been approved in advance by a vote of its stockholders. The Company is not currently compensating any Named Executive Officers at levels that would cause this annual limitation on corporate federal tax deductions to apply and has no current plans to do so. Accordingly, the Compensation Committee has not adopted a formal policy concerning the application of the Section 162(m) limitation on tax deductions. If it appears that any Named Executive Officer will likely be approaching the $1,000,000 compensation limitation in the near future, the Compensation Committee will review whether such payments should be structured as to qualify as deductible performance-based compensation.

Respectfully submitted,

Wayne H. White, Chair
Thomas L. Gregory
Jerome I. Kransdorf

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consisted of Messrs. White, Gregory and Kransdorf, each of whom is an Independent Director.

PROPOSAL TWO

APPROVAL OF THE AMENDED AND RESTATED
YEAR 2000 OMNIBUS PERFORMANCE STOCK PLAN

To insure the continued ability of the Company to attract, retain and motivate qualified non-executive officer employees, restaurant managers, and other salaried restaurant-level, bakery and corporate employees, the Board has proposed an Amended and Restated Year 2000 Omnibus Performance Stock Plan (the “2000 Stock Plan”). This amendment and restatement would increase the number of shares authorized for issuance from 5,347,300 to 10,347,300 shares, an increase of 5,000,000 shares. As of December 30, 2003, options for 3,493,989 shares of stock were outstanding under the current 2000 Stock Plan and 1,083,883 shares remained available for future option grants.

This amendment and restatement would also permit the grant of five additional types of incentive awards: stock appreciation rights, restricted shares, deferred shares, performance shares and performance units, whereas the plan before amendment and restatement permitted only the granting of nonqualified and incentive stock options. With the exception of nonqualified stock options, the incentive awards may be settled in either cash or common stock. Approval of this proposal would increase the shares of common stock available for future issuance pursuant to awards under the 2000 Stock Plan to 6,083,883 shares.

The proposed amendments to the 2000 Stock Plan are intended to provide the Company with a sufficient number of shares to satisfy its requirements for the next three years, based on the current scope and structure of its equity incentive programs, its expected expansion plan and its expected practice with respect to stock option grants. The amendments are also intended to provide the Company with greater flexibility in designing stock and performance based incentives for non-executive officer employees in the corporate, bakery and field supervision organizations who hold key managerial positions; restaurant general managers and executive kitchen managers upon assuming their respective positions; and other salaried restaurant-level, bakery and corporate employees.

Since the adoption of the 2000 Stock Plan through December 30, 2003, approximately 1,027 restaurant management, bakery management and corporate support staff members below the executive officer level have been awarded one or more stock option grants under the 2000 Stock Plan. All stock options granted under the 2000 Stock Plan require the achievement of certain performance criteria approved by the Board, based either on the Company’s performance and/or the grantee’s individual performance.

A summary of the principal features of the 2000 Stock Plan is set forth below under “Description of the Amended and Restated Year 2000 Omnibus Performance Stock Plan, Amended and Restated 2001 Omnibus Stock Incentive Plan and 1997 Non-Employee Director Stock Option Plan”. The summary is qualified in its entirety by reference to the full text of the Amended and Restated 2000 Stock Plan that is attached hereto as Exhibit E.

At the Annual Meeting, stockholders will be asked to approve the amendment and restatement of the 2000 Stock Plan. This approval will require approval by the vote of a majority of the outstanding shares of stock entitled to vote thereon present in person or proxy at the Annual Meeting. The Board or Directors unanimously recommends a vote FOR this proposal. The reasons for the Board’s recommendation are set forth below under “Reasons for Proposals Two, Three and Four.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED YEAR 2000 OMNIBUS PERFORMANCE STOCK PLAN.

PROPOSAL THREE

APPROVAL OF THE AMENDED AND RESTATED
2001 OMNIBUS STOCK INCENTIVE PLAN

To insure the continued ability of the Company to attract, retain and motivate qualified executives, the Board has proposed an Amended and Restated Year 2001 Omnibus Stock Incentive Plan (the “2001 Stock Plan”). This amendment and restatement would increase the number of shares authorized for grant from 1,541,137 to 2,541,137 shares, an increase of 1,000,000 shares. As of December 30, 2003, options for 385,500 shares of stock were outstanding under the 2001 Stock Plan and 1,103,837 shares remained available for future option grants. Approval of this proposal would increase the shares of common stock available for future grants to 2,103,837 shares. The foregoing number of shares authorized for grant will be increased by any shares of the Company’s common stock that are represented by options granted under the Company’s 1992 Performance Employee Stock Option Plan (the “1992 Stock Plan”) that are forfeited, expire or are canceled without delivery of shares or which result in the forfeiture of shares back to the Company. The 1992 Stock Plan has terminated and no additional options may be granted under it. As of December 30, 2003, options for 972,941 shares of stock were outstanding under the 1992 Stock Plan.

The amendment and restatement would also permit the grant of five additional types of incentive awards: stock appreciation rights, restricted shares, deferred shares, performance shares and performance units, whereas the plan before amendment and restatement permits only the granting of nonqualified and incentive stock options. With the exception of nonqualified stock options, the incentive awards may be settled in either cash or common stock.

A summary of the principal features of the 2001 Stock Plan is set forth below under “Description of the Amended and Restated Year 2000 Omnibus Performance Stock Plan, Amended and Restated 2001 Omnibus Stock Incentive Plan and 1997 Non-Employee Director Stock Option Plan.” The summary is qualified in its entirety by reference to the full text of the Amended and Restated 2001 Stock Plan which is attached hereto as Exhibit F.

At the Annual Meeting, stockholders will be asked to approve the amendment and restatement of the 2001 Stock Plan. This approval will require approval by the vote of a majority of the outstanding shares of stock entitled to vote thereon present in person or proxy at the Annual Meeting. The Board of Directors unanimously recommends a vote FOR this proposal. The reasons for the Board’s recommendation are set forth below under “Reasons for Proposals Two, Three and Four.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED YEAR 2001 OMNIBUS STOCK INCENTIVE PLAN.

PROPOSAL FOUR

AMENDMENT TO THE
1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

To insure the continued ability of the Company to attract, retain and motivate qualified non-employees to serve on the Company’s Board of Directors, the Board has proposed an amendment to the Company’s 1997 Non-Employee Director Stock Option Plan (the “Non-Employee Director Plan”) to increase the number of shares authorized for issuance from 337,500 to 437,500, an increase of 100,000 shares. As of December 30, 2003, options for 180,625 shares of stock were outstanding under the Non-Employee Director Plan and 84,375 shares remained available for future option grants. Approval of this Proposal would increase the shares of common stock available for future grants under the Non-Employee Director Plan to 184,375 shares. Additionally, shares subject to stock options that are expired, forfeited, terminated, cancelled, or settled without the delivery of common stock will again be made available for grant.

The proposal would also amend the Non-Employee Director Plan to prohibit repricing of stock options and to clarify the authority of the Board to include in option agreements restrictions on the transferability of shares acquired on exercise of options.

A summary of the principal features of the Non-Employee Director Plan is set forth below under “Description of the Amended and Restated Year 2000 Omnibus Performance Stock Plan, Amended and Restated 2001 Omnibus

Stock Incentive Plan and 1997 Non-Employee Director Stock Option Plan.” The summary is qualified in its entirety by reference to the full text of the Amendment to the Non-Employee Director Plan and the Non-Employee Director Plan which is attached hereto as Exhibit G.

At the Annual Meeting, stockholders will be asked to approve the Amendment to the Non-Employee Director Plan. This approval will require approval by the vote of a majority of the outstanding shares of stock entitled to vote thereon present in person or proxy at the Annual Meeting. The Board of Directors unanimously recommends a vote FOR this proposal. The reasons for the Board’s recommendation are set forth below under “Reasons for Proposals Two, Three and Four”.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

REASONS FOR PROPOSALS TWO, THREE AND FOUR

The proposed amendments to add shares to the 2000 Stock Plan, 2001 Stock Plan and Non-Employee Director Plan will assure that a sufficient reserve of common stock remains available for issuance under each of these plans in order to allow the Company to continue to use equity incentives to attract, retain and motivate staff members, executives and non-employee directors. When considering the proposals, the Company utilized a proprietary option pricing model of an independent third-party service to value its stock-based incentive plans. This option pricing model was updated with current information on the Company’s stock option plans. After considering the proposed amendments to the plans, the total cost of all of the Company’s stock incentive plans was within the allowable cap for the Company as established by the third-party service for the combined cost of shareholder value transferred and voting power dilution. The allowable cap established by the third-party service is industry specific, market-based, and pegged to the average combined cost of those companies performing in the top quartile of their peer group.

To date, the Company’s overall return to its stockholders has not been negatively affected by the Company’s stock option plans. The Wall Street Journal’s 2003 “Shareholder Scoreboard” (published on March 8, 2004) ranked the Company’s five-year average total return to stockholders second among major restaurant companies and 102nd among the 1,000 companies included in the scoreboard.

Additionally, the Board believes that the proposals to amend the 2000 Stock Plan and the 2001 Stock Plan to provide other types of incentive awards, in addition to stock options, will increase the flexibility of the Board to tailor incentive programs. Prior to amendment and restatement, both of these plans permitted only the grant of options. If stockholders approve the amendment and restatement of these plans, the Company may also grant awards in the form of stock appreciation rights, restricted shares, deferred shares, performance shares and performance units. The Board believes that these additional types of permissible awards are similar to the types of awards offered by other companies and are needed to continue to provide competitive incentives to employees.

The Board strongly believes that, while there are many important resources required for the Company to execute successfully its national expansion plan, the most critical resource is the availability of highly qualified and experienced personnel at all levels. The Board believes that the Company’s stock option plans have provided an important competitive advantage to the Company with respect to the recruitment, motivation and retention of critical personnel, including executives, restaurant management, field supervision, and corporate support staff.

DESCRIPTION OF THE AMENDED AND RESTATED YEAR 2000 OMNIBUS PERFORMANCE
STOCK PLAN, AMENDED AND RESTATED 2001 OMNIBUS STOCK INCENTIVE PLAN AND
1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, AS AMENDED

The following is a summary description of the Amended and Restated 2000 Stock Plan, the Amended and Restated 2001 Stock Plan and the Non-Employee Director Plan, as amended (collectively, the “Stock Plans”). Copies of each of these Stock Plans are attached as Exhibits E, F and G, respectively. The following summary is qualified in its entirety by reference to the full text of the Stock Plans.

Eligibility

2000 Stock Plan:  Any individual employee of the Company or a subsidiary of the Company who is not an executive officer shall be eligible for selection to receive awards under the 2000 Stock Plan. As of April 1, 2004, approximately 1,200 persons are eligible for selection to receive awards under the 2000 Stock Plan.

2001 Stock Plan:  Any employee of the Company or any related company (as defined in the 2001 Stock Plan) and any consultant or other person providing key services to the Company or a related company shall be eligible for selection to receive awards under the 2001 Stock Plan. As of April 1, 2004, approximately five persons are eligible for selection to receive awards under the 2001 Stock Plan.

Non-Employee Director Plan:  Options may be granted under the Non-Employee Director Plan only to non-employee directors of the Company who (i) are not officers of, or otherwise employed by the Company or its affiliates and subsidiaries, (ii) do not receive compensation, either directly or indirectly from the Company, for services rendered as a consultant or in any capacity other than as a director, except for certain limited amounts, (iii) do not possess an interest in any other material transaction involving the Company, and (iv) are not engaged in a material business relationship with the Company. Four directors are currently eligible to receive grants under the Non-Employee Director Plan.

Administration

2000 Stock Plan:  The Board has delegated the administration of the 2000 Stock Plan to its Compensation Committee, consisting solely of Independent Directors; provided, however, the Board has delegated to a Grant Committee consisting of the Company’s Chief Executive Officer and Chief Financial Officer the authority to select the grantees who may receive awards and the number and types of shares subject to an award.

2001 Stock Plan:  The Board has delegated the administration of the 2001 Stock Plan to its Compensation Committee.

Non-Employee Director Plan:  The Board of Directors has delegated the administration of the Non-Employee Director Plan to its Compensation Committee.

Certain Restrictions

Pursuant to the 2000 Stock Plan, the maximum number of shares of common stock that may be covered by awards granted to any one individual is 300,000 shares during any consecutive 12-month period. Pursuant to the 2001 Stock Plan, the maximum number of shares of common stock that may be covered by awards granted to any one individual is 500,000 shares during any consecutive 12-month period. Each of the Stock Plans prohibits “repricing” of issued options.

Only 25% of the authorized shares may be used for incentive awards under each of the 2000 Stock Plan and the 2001 Stock Plan. This calculation does not include shares of common stock that may be issued upon the exercise of nonqualified stock options.

Performance Objectives

Section 162(m) prevents a publicly held corporation from claiming tax deductions for compensation in excess of $1 million paid to certain of its senior executives. Compensation is exempt from this limit if it is “qualified performance-based compensation.” Awards under the 2000 Stock Plan and 2001 Stock Plan may qualify as performance-based compensation so long as certain requirements are satisfied, including the prior approval by stockholders of the performance formulas or measures. Under the 2000 Stock Plan and the 2001 Stock Plan, the Compensation Committee has the authority and discretion to establish performance objectives for grants of awards or persons granted awards. Any award that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be limited to specified levels of or increases in the Company’s or subsidiary’s performance based upon measurement criteria specified in the plans. Except in the case of an option intended to qualify under Section 162(m), if the Committee determines that a change in the business or operations of the Company or other events render the performance objectives unsuitable, the Committee may modify such performance objectives, in whole or part, as the Committee deems appropriate.

Stock Options

2000 Stock Plan and 2001 Stock Plan:  Stock options granted under the 2000 Stock Plan and 2001 Stock Plan may be options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonqualified stock options” that are not intended to so qualify. The exercise price of each nonqualified stock option shall be determined by the Compensation Committee and shall not be less than 100% of the fair market value of the common stock subject to the option on the date the option is granted. The exercise price of incentive stock options may not be less than 100%; provided, however, that the purchase price of the common stock subject to the incentive stock option may not be less than 110% of such fair market value (without regard to any restriction other than a restriction which, by its terms, will never lapse) when the optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) common stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

The Company may issue incentive stock options provided that the aggregate fair market value (determined at the time the incentive stock option is granted) of the common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Should it be determined that any incentive stock option granted pursuant to the Stock Plans exceeds such maximum, such incentive stock option shall be considered to be a nonqualified stock option and not to qualify for treatment as an incentive stock option under Section 422 of the Code to the extent, but only to the extent, of such excess. Only Company employees are eligible for grants of incentive stock options. Subject to the adjustments for stock splits or reverse split as set forth in the 2001 Stock Plan, the maximum number of shares that may be issued under the 2001 Stock Plan as options intended to be incentive stock options is 635,284 shares. The Compensation Committee may grant “reload” options under the conditions set forth in the 2001 Stock Plan.

The criteria and method for exercising options are specified in the Stock Plans.

Options granted under the 2000 Stock Plan may be exercised until ten years from the date of grant except as otherwise provided in the plan or stock option agreement. No option granted under the 2001 Stock Plan shall be exercisable after the expiration date established by the Compensation Committee at the time of grant, provided that the expiration date shall not be later than the earliest to occur of: (i) the ten-year anniversary of the date on which the option is granted; (ii) if the grantee’s date of termination of employment occurs by reason of death or disability, the one-year anniversary of such date of termination; (iii) if the grantee’s termination of employment occurs by reason of retirement, the third-year anniversary of such date of termination (other than in the case of an incentive stock option); or (iv) if the grantee’s date of termination occurs for reasons other than retirement, death or disability, or cause, the 90-day anniversary of such date of termination, except as otherwise stated in the plan or option agreement.

The 2000 Stock Plan provides that, to the extent any shares of common stock covered by an award are not delivered to a grantee or beneficiary because the award is forfeited or canceled, or the shares of stock are not delivered because the award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the Plan. Also, if there is any change in the number of shares of common stock through the declaration of stock dividends or through a re-capitalization which results in stock splits or reverse stock splits, the Board shall make corresponding adjustments to the number of shares of common stock available for awards, the number of such shares covered by outstanding awards and, if applicable, the prices per share applicable to such awards in order to reflect appropriately any increase or decrease in the number of issued shares of common stock; provided, however, that any fractional shares of common stock resulting from such adjustment shall be eliminated.

The 2001 Stock Plan provides that any shares of common stock covered by an award that are forfeited because of the failure to meet a contingency or condition shall again be available for delivery pursuant to new awards granted under the Plan. To the extent any shares of common stock covered by an award are not delivered to a participant or beneficiary because the award is forfeited or canceled, or the shares of common stock are not delivered because the award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the Plan. If the exercise price of any option granted under the 2001 Stock Plan is satisfied by tendering shares of common stock to the Company

(by either actual delivery or by attestation), only the number of shares of common stock issued net of the shares of common stock, are available for delivery under the Plan. Shares of common stock delivered under the 2001 Stock Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity, shall not reduce the maximum number of shares of common stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or a related company acquiring another entity (or an interest in another entity).

The 2001 Stock Plan provides that upon a “change in control” (as defined in the 2001 Stock Plan), all options granted at such time and are not then exercisable shall become immediately exercisable provided, however, the option agreement does not provide otherwise, or the options are not otherwise assumed in the case of certain acquisitions or sales of assets.

Non-Employee Director Plan:  Only nonqualified stock options may be granted under the Non-Employee Director Plan. Each option agreement under the Non-Employee Director Plan shall provide that the options shall be exercisable, in whole or in part, at all times during the period beginning on the date of the grant (as defined in the plan) until the earlier of (i) ten years from the date of grant, and (ii) one year from the date on which a grantee ceases to be an eligible director.

Stock Appreciation Rights

2000 Stock Plan and 2001 Stock Plan:  The Compensation Committee may grant “tandem” stock appreciation rights in connection with an option granted under the 2000 Stock Plan and 2001 Stock Plan or “freestanding” stock appreciation rights unrelated to any option. Stock appreciation rights are the right to receive from the Company an amount determined by the Compensation Committee and expressed as a percentage (not exceeding 100%) of the “spread” at the time of exercise. The “spread” in the case of a freestanding stock appreciation right is the amount by which the fair market value of the Company’s common stock on the date of exercise exceeds the base price specified in the right. The “spread” in the case of tandem stock appreciation rights is the amount by which the fair market value of the Company’s common stock on the date of exercise exceeds the option price specified in the related option. Tandem stock appreciation rights may be exercised only upon conditions specified in the plans. Freestanding stock appreciation rights must specify a base price (which must be equal to or greater than the fair market value on the grant date) and the period(s) of continuous employment of the grantee by the Company or any subsidiary that are necessary before the freestanding stock appreciation right or installments thereof become exercisable. Freestanding stock appreciation rights may provide for earlier exercise in the event of a change in control of the Company or other similar transaction or event. Any grant of stock appreciation rights may be paid in cash, shares of common stock or any combination thereof, or grant to the participant, or reserve to the Compensation Committee, the right to elect among those alternatives. Any grant may also preclude the right of the grantee to receive, and the Company to issue, common stock or other equity securities in lieu of cash.

No freestanding stock appreciation right granted under the 2000 Stock Plan nor 2001 Stock Plan may be exercised more than ten years from the grant date.

Non-Employee Director Plan:  The Non-Employee Director Plan does not provide for the grant of stock appreciation rights.

Restricted Shares

2000 Stock Plan and 2001 Stock Plan:  An award of restricted shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The Compensation Committee may impose restrictions and limitations on voting, dividend and other ownership rights in such shares subject to conditions specified in the plans and may specify performance objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Restricted shares must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. To enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee for the period during which the forfeiture provisions are to continue, but not less than three years from date of grant. The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or similar event.

Non-Employee Director Plan:  The Non-Employee Director Plan does not provide for the grant of restricted shares.

Deferred Shares

2000 Stock Plan and 2001 Stock Plan:  An award of deferred shares granted under the 2000 Stock Plan and 2001 Stock Plan represents the right to receive a specific number of shares of common stock at the end of a specified deferral period. Any grant of deferred shares may be further conditioned upon the attainment of performance objectives. The grant may provide for the early termination of the deferral period in the event of a change in control of the Company or similar event. During the deferral period, the participant is not entitled to transfer any rights under the deferred shares, ownership rights in the deferred shares, or the right to vote the deferred shares, but the Compensation Committee may provide for the payment of dividend equivalents on a current or deferred basis. The grant of deferred shares may be made without any consideration from the participant other than the performance of future services.

Non-Employee Director Plan:  The Non-Employee Director Plan does not provide for the grant of deferred shares.

Performance Shares and Performance Units

2000 Stock Plan and 2001 Stock Plan:  Awards of performance shares under the 2000 Stock Plan and 2001 Stock Plan are the equivalent of one share of common stock, and a performance unit is a bookkeeping entry that records a unit that is the equivalent of one dollar ($1.00). Each grant will specify one or more performance objectives to meet within a specified period (the “performance period”), but not less than one year. The specified performance period may be subject to earlier termination in the event of a change in control of the Company or a similar event. Each grant may specify a minimum acceptable level of achievement of performance objectives below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level, but falls short of the maximum achievement of the performance objectives. The Compensation Committee may adjust the minimum acceptable level of achievement based upon criteria specified in the plans. Any grant of performance shares may provide for the payment to the grantee of dividend equivalents thereon in cash or additional common stock on a current, deferred or contingent basis. To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, shares of common stock or any combination thereof.

Non-Employee Director Plan:  The Non-Employee Director Plan does not provide for the grant of performance shares or performance units.

Transferability

2000 Stock Plan and 2001 Stock Plan:  Awards granted under the 2000 Stock Plan and the 2001 Stock Plan are not transferable, except by will or by the laws of descent and distribution and may be exercisable during the holder’s lifetime only by the holder. However, under the 2000 Stock Plan, the Compensation Committee may expressly provide in an award agreement that the award (other than an incentive stock option) may be exercised by the grantee’s family member who has acquired the award from the grantee through a gift or a domestic relations order. In addition, nonqualified options under the 2001 Stock Plan may be transferred to such family members, trusts, charitable institutions, or affiliated entities of the grantee as the Compensation Committee may approve.

Non-Employee Director Plan:  An option under the Non-Employee Director Plan by its terms may only be transferred by will or by laws of descent or pursuant to a qualified domestic relations order and, except as otherwise required pursuant to a qualified domestic relations order, options shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

Termination and Amendments

2000 Stock Plan and 2001 Stock Plan:  The 2000 Stock Plan shall terminate on May 17, 2009, provided that the Compensation Committee may terminate the plan at any time. The 2001 Stock Plan shall remain in effect as long as any awards under it are outstanding, subject to certain conditions.

The Board has the right to amend, suspend or terminate the 2000 Stock Plan or 2001 Stock Plan at any time. No amendment to the 2000 Stock Plan or 2001 Stock Plan shall be effective unless the amendment is approved by the stockholders when the failure to obtain such approval would adversely affect the compliance of the plan with Section 162(m) and Section 422 of the Code or with other applicable laws, regulations or listing standards of the exchange or over-the-counter market upon which the common stock of the Company is listed.

Non-Employee Director Plan:  The Non-Employee Director Plan shall terminate on May 13, 2007 or on such earlier date as may be determined by the Board of Directors. The Non-Employee Director Plan will also terminate upon liquidation, reorganization, merger or consolidation of the Company. The Non-Employee Director Plan may be amended by the Board of Directors at any time, and from time to time. However, except as otherwise provided in the plan, no amendment shall be effective unless approved by a vote of the majority of the outstanding shares of the capital stock of the Company, represented in person or by proxy and entitled to vote, at a meeting of the stockholders of the Company and any adjournment or postponement thereof if the amendment will: (a) increase the number of shares reserved for options under the plan; (b) modify the requirements as to eligibility for participation in the plan; (c) increase the benefits accruing to eligible directors under the plan; or (d) change the requirement that option grants be priced at fair market value on the date of grant.

Federal Income Tax Consequences

The following is only a brief summary of certain of the federal income tax consequences of certain transactions under the Stock Plans. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, the exercise of an incentive stock option will be treated essentially the same as the exercise of a nonqualified stock option for purposes of the federal alternative minimum tax (“AMT”), which exercise may subject the optionee to AMT.

A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares, will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

A recipient of deferred shares generally will not recognize income until shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.

A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment in respect of performance shares or performance units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted shares received.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

BENEFICIAL OWNERSHIP
OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership as of February 29, 2004 of the Company’s common stock by (a) each person known to the Company owning beneficially more than five percent of the outstanding shares of the Company’s common stock, (b) each director of the Company, (c) the executive officers named in the Summary Compensation Table set forth in the “Executive Compensation” section of this Proxy Statement, and (d) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned. However, under California law, personal property owned by a married person may be community property which either spouse may manage and control, and the Company has no information as to whether any shares shown in the following table are subject to California community property law. Unless otherwise indicated, the address of each of the stockholders named below is the Company’s principal executive office. The information provided in this table is based on the Company’s records, information filed with the SEC and information provided to the Company.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of February 29, 2004 through the exercise of any stock option or other right. Shares that a person has the right to acquire are deemed to be outstanding for the purpose of computing the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
FMR Corp. (2)	7,738,523	14.7%
T. Rowe Price Associates, Inc. (3)	3,650,150	6.9%
American Century Investment Management, Inc. (4)	3,488,989	6.6%
Baron Capital Group, Inc. (5)	3,456,700	6.6%
David Overton (6) (7)	2,901,666	5.5%
Thomas L. Gregory (8) (9)	59,375	*
Jerome I. Kransdorf (8) (10)	54,375	*
Karl L. Matthies (8) (11)	20,000	*
Wayne H. White (8) (12)	33,750	*
Gerald W. Deitchle (13) (14)	91,000	*
Peter J. D’Amelio (13) (15)	0	*
Max S. Byfuglin (13) (16)	101,875	*
Debby R. Zurzolo (13) (17)	60,505	*
All executive officers and directors as a group (nine persons) (18)	3,322,546	6.2%

*	Less than 1% of the issued and outstanding shares.
(1)	The address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, Massachusetts 02109. The address of T. Rowe Price Associates is 100 East Pratt Street, Baltimore, Maryland 21202. The address of American Century Investment is 4500 Main Street, Kansas City, Missouri 64111. The address of Baron Capital Group, Inc. is 767 Fifth Avenue, New York, NY 10153. The address of the directors and executive officers listed is 26950 Agoura Road, Calabasas Hills, California 91301.
(2)	FMR Corp. has sole voting power of 3,830,668 shares and sole dispositive power over 7,738,523 shares. Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 3,907,855 shares as a result of acting as investment adviser to various investment companies (the “Funds”). Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp. through its control of Fidelity, and the Funds each has sole power to dispose of the 3,907,855 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds’ Boards of Trustees. The number of shares set forth in this table and the foregoing information is based solely on a Schedule 13G/A filed jointly by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, and Fidelity Management and Research Company on February 17, 2004, under the Securities Exchange Act of 1934.

(3)	These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The number of shares set forth in this table and the foregoing information is based solely on a Schedule 13G filed by Price Associates on February 9, 2004, under the Securities Exchange Act of 1934.
(4)	American Century Investment Management, Inc. has sole voting and dispositive power with respect to 3,488,989 shares. The number of shares set forth in this table and the foregoing information is based solely on a Schedule 13G filed by American Century Investment Management, Inc. on February 13, 2004 under the Securities Exchange Act of 1934
(5)	Baron Capital Group, Inc. and Mr. Ronald Baron have shared voting power with respect to 3,375,700 shares and shared dispositive power with respect to 3,456,700 shares. BAMCO, Inc. has shared voting power with respect to 3,209,000 shares and shared dispositive power with respect to 3,284,000 shares. The number of shares set forth in this table and the foregoing information is based solely on a Schedule 13G filed jointly by Baron Capital Group, Inc., Mr. Ronald Baron, BAMCO, Inc. and Baron Capital Management, Inc. on February 13, 2004, under the Securities Exchange Act of 1934
(6)	Named Executive Officer and director of the Company.
(7)	Includes 58,500 shares which Mr. Overton has the right to acquire upon the exercise of options granted under the Company’s 1992 Stock Option Plan and 33,000 shares subject to stock options granted to Mr. Overton under the Company’s 2001 Stock Plan. Excludes an additional 232,000 shares subject to stock options granted to Mr. Overton under the Company’s 2001 Stock Plan which are not exercisable within 60 days of February 29, 2004. Excludes 43,425 shares held by Mr. Overton’s spouse. See “Executive Compensation.”
(8)	Non-employee director of the Company.
(9)	Includes 59,375 shares that Mr. Gregory has the right to acquire upon the exercise of options granted under the Company’s Non-Employee Director Plan. See “Board — Meetings, Attendance and Fees.”
(10)	Includes 54,375 shares that Mr. Kransdorf has the right to acquire upon the exercise of options granted under the Company’s Non-Employee Director Plan. See “Board — Meetings, Attendance and Fees.”
(11)	Includes 20,000 shares that Mr. Matthies has the right to acquire upon the exercise of options granted under the Company’s Non-Employee Director Plan. See “Board — Meetings, Attendance and Fees.”
(12)	Includes 33,750 shares that Mr. White has the right to acquire upon the exercise of options granted under the Company’s Non-Employee Director Plan. See “Board — Meetings, Attendance and Fees.”
(13)	Named Executive Officer of the Company.
(14)	Includes 52,500 shares that Mr. Deitchle has the right to acquire upon the exercise of options granted under the Company’s 1992 Stock Plan and 31,000 shares subject to stock options granted to Mr. Deitchle under the Company’s 2001 Stock Plan. Does not include an additional 155,250 shares subject to stock options granted under the 1992 Stock Plan and the 2001 Stock Plan that are not currently exercisable. Mr. Deitchle has resigned his position at the Company to pursue other interests, effective April 20, 2004. Under the standard provisions of the Company’s stock option plans, Mr. Deitchle has a 90-day period after his resignation date to exercise any stock options currently exercisable.
(15)	Does not include 125,750 shares that Mr. D’Amelio has the right to acquire upon the exercise of stock options granted under the 2000 Stock Plan and the 2001 Stock Plan that are not currently exercisable.
(16)	Includes 13,000 shares that Mr. Byfuglin has the right to acquire upon the exercise of options granted under the Company’s 1992 Stock Plan and 45,000 shares subject to stock options granted to Mr. Byfuglin under the Company’s 2000 Stock Plan. Does not include an additional 88,000 shares subject to stock options granted under the 1992 Stock Plan, the 2000 Stock Plan and the 2001 Stock Plan that are not currently exercisable.
(17)	Includes 51,000 shares that Ms. Zurzolo has the right to acquire upon the exercise of options granted under the Company’s 1992 Stock Plan and 9,000 shares subject to stock options granted under the 2001 Stock Plan. Does not include an additional 107,500 shares subject to stock options granted under the 1992 Stock Plan and the 2001 Stock Plan that are not currently exercisable.
(18)	Includes 460,500 shares that the Company’s executive officers and independent directors have the right to acquire upon the exercise of options granted under the Company’s stock option plans. Does not include options that are not currently exercisable.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to or earned during each of the Company’s last three fiscal years by (i) the Company’s Chief Executive Officer and (ii) the Company’s four other most highly compensated executive officers whose salary and bonus exceeded $100,000 in fiscal 2003 (collectively referred to herein as the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)(1)	Other Annual Compensation($)(2)	Securities Underlying Options(#)(3)(4)
David Overton Chairman of the Board and Chief Executive Officer	2003 2002 2001	500,000 475,000 450,000	— 71,250 88,000	9,172 18,752 14,341	65,000 50,000 —
Gerald W. Deitchle President (5)	2003 2002 2001	350,000 331,000 315,000	— 44,685 55,125	8,828 12,168 7,697	75,000 40,000 —
Peter J. D’Amelio President and Chief Operating Officer, Grand Lux Cafe LLC (6)	2003 2002 2001	300,000 287,500 275,000	— 33,063 66,000	17,395 6,557 2,461	65,000 25,000 30,000
Max S. Byfuglin Executive Vice President The Cheesecake Factory Bakery Incorporated (7)	2003 2002 2001	257,000 245,000 232,000	— 8,330 77,000	13,365 13,245 10,800	30,000 30,000 30,000
Debby R. Zurzolo Executive Vice President, General Counsel and Secretary (8)	2003 2002 2001	280,000 267,500 255,000	— 30,763 38,250	13,691 13,583 14,245	32,500 22,500 —

(1)	Bonuses were awarded pursuant to the Company’s Performance Plan, as amended. Bonuses are payable in the year subsequent to the fiscal year in which performance goals are achieved under the Plan.
(2)	Other annual compensation includes automobile allowances or the value of the personal use of Company-provided automobiles, the Company’s matching contribution (which is subject to vesting requirements) for the Executive Savings Plan (a nonqualified deferred compensation plan), and life insurance benefits. Other annual compensation for David Overton in 2002 includes $10,000 of additional compensation payable in fiscal 2001 but withheld due to an administrative oversight.
(3)	Stock options were granted under the Company’s 1992 Stock Plan, 2000 Stock Plan and the 2001 Stock Plan. Messrs. D’Amelio and Byfuglin were designated “Named Executive Officers” by the Board on November 12, 2002. Prior to that date, Messrs. D’Amelio and Byfuglin were eligible to participate in the 2000 Stock Plan. No other Named Executive Officers received stock option grants under the 2000 Stock Plan.
(4)	All data presented has been adjusted to reflect the Company’s three-for-two stock split effective June 18, 2001.
(5)	Mr. Deitchle has resigned his position effective April 20, 2004.
(6)	Mr. D’Amelio was promoted to the position of President and Chief Operating Officer of The Cheesecake Factory Restaurants, Inc. effective April 19, 2004, in addition to retaining his position as President and Chief Operating Officer of Grand Lux Cafe LLC. The Cheesecake Factory Restaurants, Inc. and Grand Lux Cafe LLC are wholly-owned subsidiaries of the Company.
(7)	The Cheesecake Factory Bakery Incorporated is a wholly-owned subsidiary of The Cheesecake Factory Incorporated.
(8)	Ms. Zurzolo was promoted to the position of Executive Vice President of the Company effective December 31, 2003.

Option Grants in Fiscal 2003

The following shows all options to acquire shares of the Company’s common stock granted to Named Executive Officers during fiscal 2003.

	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)(2)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Appreciation for Option Term($)(3)
Name					5%	10%
David Overton	65,000	4.9%	$30.00	2/06/2013	1,226,550	3,107,650
Gerald W. Deitchle	75,000	5.6%	$30.00	2/06/2013	1,415,250	3,585,750
Peter J. D’Amelio	65,000	4.9%	$30.00	2/06/2013	1,226,550	3,107,650
Max S. Byfuglin	30,000	2.3%	$30.00	2/06/2013	566,100	1,434,300
Debby R. Zurzolo	32,500	2.4%	$30.00	2/06/2013	613,275	1,553,825

(1)	These options were granted pursuant to the 2001 Stock Plan.
(2)	Market value on the date of grant.
(3)	Potential realizable value is based on the assumption that the price of the Company’s common stock appreciates at the rate shown (compounded annually) from the date of grant to the expiration date, which is ten years. These numbers are presented in accordance with the requirements of the SEC; do not reflect the Company’s estimate of future stock price performance; and also assume that the options will be held throughout their entire term.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year End Option Values

The following table shows all stock options exercised by the Named Executive Officers during fiscal 2003 and the number and value of options they held at fiscal year end.

	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year End (#)(1)		Value of Unexercised In-the-Money Options At Fiscal Year End ($)(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David Overton	—	—	68,500	105,000	1,962,765	1,396,350
Gerald W. Deitchle	—	—	171,875	129,500	5,339,398	2,092,685
Peter J. D’Amelio	22,500	520,907	17,000	125,500	296,736	2,281,227
Max S. Byfuglin	27,000	571,160	52,625	99,000	1,576,171	1,954,903
Debby R. Zurzolo	75,500	1,630,135	31,500	131,500	1,093,545	3,226,928

(1)	These options were granted pursuant to the 1992 Stock Plan, the 2000 Stock Plan and the 2001 Stock Plan. Please refer to Note 4 under Summary Compensation Table. The unexercisable options vest 20% to 100% per year with the final portion vesting in 2008. The options have a term of ten years.
(2)	Represents the difference between the closing price ($44.67) of the Company’s common stock on December 30, 2003, the last trading day of the Company’s 2003 fiscal year, and the exercise price of the options.

Equity Compensation Plan Information

The following table sets forth information concerning the shares of common stock that may be issued upon exercise of options under all of the Company’s equity compensation plans as of December 30, 2003.

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	1,539,066	$15.94	1,188,212
Equity compensation plans not approved by stockholders	3,493,989	$25.69	1,083,883
Total	5,033,055	$22.71	2,272,095

The shares to be issued under plans not approved by stockholders relate to the Company’s 2000 Stock Plan. Employees who are or become Named Executive Officers or Directors are not further eligible for stock option grants under this plan. Since the adoption of the 2000 Stock Plan and as of April 1, 2004, approximately 1,027 employees had received option grants under the 2000 Stock Plan. Options granted under this plan generally vest 20% per year. However, options granted to restaurant general managers and executive kitchen managers, upon assuming their respective positions, have a five-year “cliff” vesting requirement, and options granted to other non-managerial salaried restaurant, bakery and corporate employees vest 25% per year starting at the end of the second year of the option period. All stock options granted under the 2000 Stock Plan require the achievement of certain performance criteria approved by the Board, based either on the Company’s performance and/or the optionees’ individual performance.

Employment Agreements

In March 2001, the Company entered into a three-year employment agreement with David Overton, the Company’s Chairman of the Board and Chief Executive Officer. This agreement has expired by its terms. Mr. Overton and the Compensation Committee are currently engaged in negotiations concerning a new employment contract. The Compensation Committee, in the interim, has approved an annual base salary of $550,000 for fiscal 2004 for Mr. Overton and a continuation of the terms and conditions of the March 2001 agreement. Under such agreement, Mr. Overton is entitled to participate equitably with other executive officers in any plan of the Company relating to bonuses, stock options, health and life insurance, compensated absences, retirement or other employee benefits. The agreement also provides Mr. Overton with an automobile allowance, reimbursement of his business expenses, and certain additional health and life insurance benefits. If Mr. Overton voluntarily resigns from the Company or is terminated with cause (as defined in the agreement), he will be entitled to receive any unpaid salary earned up through the termination date, plus any unpaid pro rata portion of any incentive plan award for the current fiscal year when such awards are paid to all other plan participants. If Mr. Overton’s employment is terminated without cause prior to a change in control of the Company (as defined in the agreement), or if he dies or is permanently disabled, he or his estate will be entitled to receive a lump sum payment equal to three times his then current annual base salary. If, during the first 18 months after a change in control of the Company, Mr. Overton voluntarily terminates his employment or is terminated by the Company without cause, he will be entitled to receive a lump sum payment of $2 million, and the Company will also pay for certain health and life insurance benefits for Mr. Overton and his dependents for an additional 36 months. In the event that any payment or benefit paid or payable to Mr. Overton under the agreement is subject to any excise tax in connection with the “excess parachute payment” provisions of the Internal Revenue Code, Mr. Overton is entitled to receive an additional “gross-up” payment from the Company such that the after-tax proceeds of the payment to Mr. Overton will be sufficient to pay any such excise tax in full.

In July 1995, the Company entered into an employment agreement with Gerald W. Deitchle, currently the Company’s President. Under this agreement, Mr. Deitchle was provided with an annual base salary ($385,000 for fiscal 2004) which was subject to increase from time to time by the Board. Mr. Deitchle was entitled to other specified benefits such as participation in the Company’s executive-level incentive plan, an automobile allowance, reimbursement of business expenses and health and life insurance benefits. Mr. Deitchle has advised the Company that he will resign his position effective April 20, 2004.

In August 2001, the Company entered into an employment agreement with Peter J. D’Amelio, currently President and Chief Operating Officer of The Cheesecake Factory Restaurants, Inc. and the Grand Lux Cafe LLC, wholly-owned subsidiaries of the Company. Under this agreement, Mr. D’Amelio is provided with an annual base salary ($350,000 for fiscal 2004) which is subject to increase from time to time by the Board. Mr. D’Amelio is entitled to other specified benefits such as participation in the Company’s executive-level incentive plan, an automobile allowance, reimbursement of business expenses and health and life insurance benefits. The term of the agreement is the later of three years from its anniversary date or 24 months from the date of a change of control of the Company (as defined in the agreement). The agreement may be terminated at any time without prior written notice and without cause by Mr. D’Amelio, and may be terminated by the Company at any time without prior notice. If a change of control or a termination due to death or disability occurs, then all unvested stock options granted to him under the Company’s stock option plans during or prior to fiscal year 2000 will immediately vest. In addition, if a change of control occurs, then all unvested stock options granted to him under the Company’s stock option plans during and after the Company’s fiscal year 2001, which would have vested on or before 364 days from the date of the change of control, will immediately vest. If Mr. D’Amelio voluntarily resigns from the Company with good reason (as defined in the agreement) not prior to six months and not later than 24 months following a change in control, or if Mr. D’Amelio is terminated by the Company without cause on or before 24 months after a change of control, he will be entitled to receive a lump sum payment equal to six months’ base salary, plus the continuation of certain employee insurance benefits for a period of time specified in the agreement, plus a pro rata portion of any incentive plan award for the current fiscal year when awards are paid to all other plan participants. If Mr. D’Amelio is terminated due to death or disability, he will receive a pro rata portion of any incentive plan award for the current fiscal year when awards are paid to all other plan participants.

In April 1999, the Company entered into an employment agreement with Debby R. Zurzolo, the Company’s Executive Vice President, General Counsel and Secretary. Under this agreement, Ms. Zurzolo is provided with an annual base salary ($300,000 for fiscal 2004) which is subject to increase from time to time by the Board. Ms. Zurzolo is entitled to other specified benefits such as an automobile allowance, reimbursement of business expenses and health and related insurance benefits. The agreement may be terminated without cause by Ms. Zurzolo with 90 days written notice, and may be terminated by the Company at any time without prior notice. If the Company terminates Ms. Zurzolo’s employment without cause (as defined in the agreement), she will be entitled to receive an amount equal to two times her annual base salary then in effect, plus any unpaid pro rata salary earned up to the date of termination, plus any unpaid pro rata portion of any incentive plan awards for the current fiscal year when awards are paid to all other plan participants, plus an accelerated vesting of stock options granted to her under the Company’s stock option plans according to a predetermined schedule in the agreement.

Performance Incentive Plan

The Board activated the Company’s Performance Incentive Plan, as amended (the “Performance Plan”) during fiscal 1998. All executive officers and other officer and director-level staff employees are eligible for annual cash bonuses under the Performance Plan. Under the terms of the Performance Plan, the Compensation Committee establishes targeted financial goals based on income from operations, net income, net income per share, return on assets, return on equity, growth in earnings or other financial measures (“Performance Measures”). Participants are assigned a target bonus equal to 10% to 50% of their annual base salary (“Target Bonus”). Actual bonuses are awarded by the Compensation Committee at the end of each fiscal year based on the degree of achievement of the targeted financial goals. Participants are assigned threshold target and maximum cash bonus levels as a percentage of their respective base salaries, based upon their level of responsibilities with the Company. No cash bonuses were awarded under the Performance Plan for fiscal 1998, as the threshold financial goals were not achieved. Targeted financial goals were achieved for fiscal 1999 and 2000, while the threshold goal was achieved for fiscal 2001 and 2002. The threshold goal was not achieved for fiscal 2003 and, as a result, no cash bonuses were awarded under the Performance Plan for that fiscal year. Financial objectives have been set for fiscal 2004 that are linked to the attainment of a targeted income from operations goal established by the Compensation Committee and approved by the Board. The Performance Plan was amended during fiscal 2002 to allow the Compensation Committee to establish individual target performance objectives and award individual bonuses based upon achievement of such performance objectives equal to 1% to 100% of his or her annual base salary and to establish Company and business unit objectives based upon Performance Measures and award individual bonuses based upon achievement of such objectives equal to 1% to 150% of the individual’s Target Bonus.

Executive Savings Plan

Effective October 1999, the Company adopted the Executive Savings Plan (the “ESP”) in order to provide a tax-advantaged savings vehicle to help it attract, retain and motivate executives with the essential qualifications to successfully manage the Company’s continuing growth. The ESP is a nonqualified, deferred compensation plan for highly compensated Company employees as defined in the ESP and who are otherwise ineligible for participation in the Company’s qualified defined contribution savings plan under section 401(k) of the Internal Revenue Code. The ESP allows participating executives to defer the receipt of up to 25% of their salaries and 100% of their eligible bonuses. The Company currently matches, with cash, 1% of the first 4% of annual salaries deferred by participating employees. The Company’s matching contribution vests 25% annually beginning with the end of the employee’s second year of participation in the ESP. Employee deferrals and the Company match are deposited into a “rabbi” trust established by the Company, and the funds are generally invested in individual variable life insurance contracts owned by the Company which are specifically designed to informally fund executive savings plans of this nature.

Relocation Loan

In April 2002, the Company made a relocation loan to Michael J. Dixon, the Company’s Chief Financial Officer, Senior Vice President of Finance and Chief Accounting Officer, and his spouse in the original principal amount of $203,000. The purpose of the loan was to assist in Mr. Dixon’s move to a location closer to the Company’s principal executive offices. The loan is secured by a second deed of trust on Mr. Dixon’s residence and a pledge of certain options to purchase shares of the Company’s common stock issued to Mr. Dixon (and shares issued on exercise of the stock options). The loan bears interest at a rate of 5% per annum plus the difference, if any, from time to time, between the prime rate of interest, as defined in the loan documents, less the prime rate as of the date of the loan. The loan provides for repayment of principal in the amounts of $25,000, $50,000, and $50,000 on April 30, 2003, 2004 and 2005, respectively. The balance of the outstanding principal and all accrued and unpaid interest is due and payable on April 30, 2006. The Company may accelerate the loan if, among other things, Mr. Dixon’s employment ceases for any reason. During the year ended December 30, 2003, the largest amount of indebtedness outstanding under this relocation loan was $212,563.20. At April 1, 2004, the outstanding indebtedness on this loan was $29,685.79. This relocation loan was made prior to the implementation of the restrictions under the Sarbanes-Oxley Act in July 2002. In accordance with the Sarbanes-Oxley Act, the Company will not materially modify or renew this loan.

Price Performance Graph

Set forth below is a graph comparing the total return on an indexed basis of a $100 investment in the Company’s common stock, the S&P 400 Midcap Index, the Nasdaq Composite® (US) Index and the Nation’s Restaurant News Stock Index. The measurement points utilized in the graph consist of the last trading day in each calendar year, which closely approximates the last day of the respective fiscal year of the Company.

Comparison of Five-Year Cumulative Total Return on $100 Investment
Among The Cheesecake Factory Incorporated, S&P 400 Midcap Index,
Nasdaq Composite® (US) Index and the Nation’s Restaurant News Stock Index

	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03
The Cheesecake Factory Incorporated	$100	$118	$194	$264	$274	$339
S&P 400 Midcap Index	$100	$113	$132	$130	$110	$147
Nasdaq Composite® (US) Index	$100	$185	$112	$89	$61	$92
Nation’s Restaurant News Stock Index	$100	$95	$93	$93	$77	$110

INDEPENDENT AUDITORS

The Audit Committee appointed PricewaterhouseCoopers LLC (“PWC”) as the Company’s independent auditors to conduct the audit of the Company’s books and records for the fiscal year ending December 28, 2004. PWC has also served as the Company’s independent auditors since the Company’s inception in 1992. Representatives of PWC are expected to be present at the Annual Meeting of Stockholders to respond to questions and to make a statement should they so desire.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed to the Company by PWC:

	Fiscal 2003	Fiscal 2002
Audit Fees	$151,884	$151,624
Audit-Related Fees	13,691	9,013
Tax Fees	38,150	24,211
All Other Fees	10,000	—
	$213,725	$184,848

Audit Fees represent the aggregate fees billed or estimated to be billed to us for professional services rendered for the audit of our annual financial statements, review of financial statements included in our Form 10-Qs and services normally provided by our accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent the aggregate fees billed to us or estimated to be billed to us for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees” above. The nature of services provided consisted in both years of audits of our 401(k) plans.

Tax Fees represent the aggregate fees billed to us or estimated to be billed to us for professional services rendered for tax compliance, tax advice and tax planning. The nature of services provided consisted in both years of tax provision review and tax return review.

All Other Fees represent the aggregate fees billed to us or estimated to be billed to us for products or services provided to us by PWC, other than the services reported in the above categories. For fiscal 2003, the nature of services provided consisted of review and consultation related to the design and administration of our 401(k) plans.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent auditor. The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence as well as whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors and input from the Company’s management. The Audit Committee’s charter authorizes the Audit Committee to delegate to one or more of its members the pre-approval of audit and permissible non-audit services provided that those members report any pre-approvals to the full committee. Pursuant to this authority, the Audit Committee has delegated to its Chair the authority to address any requests for pre-approval of services between Audit Committee meetings provided that the amount of fees for any particular services requested does not exceed $10,000, and the Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve permitted services of the independent auditor. During fiscal 2002 and 2003, all of the services related to the audit or other fees described above were pre- approved by the Audit Committee and none were provided pursuant to any waiver of the pre-approval requirement.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding ten percent or more of the Company’s common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during fiscal 2003, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis except that a Form 3 was filed late by Mr. Matthies.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Any stockholder proposal intended to be included in the Company’s Proxy Statement under SEC Rule 14a-8 for the 2005 Annual Meeting of Stockholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than December 13, 2004. If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable time before the Company begins to print and mail its proxy materials.

For a stockholder proposal to be presented at the Annual Meeting that it is not intended to be included in the Company’s Proxy Statement under SEC Rule 14a-8, the stockholder must comply with the applicable provisions of the Company’s Bylaws. In general these provisions require that notice must be made by a stockholder of record on the date of giving notice and the record date for the Annual Meeting. In general, the Company’s Bylaws require that the notice must be received: (i) not earlier than January 18 , 2005, and (ii) not later than February 17, 2005. Provided that in the event that the 2005 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2004 Annual Meeting, the notice must be received not later than the close of business on the tenth day following the date on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs, or no less than 90 days or more than 120 days prior to the Annual Meeting. The foregoing summary does not purport to be a complete description of all of the provisions of the Company’s Bylaws pertaining to stockholder nominations. Stockholders may obtain, without charge, a copy of the Company’s Bylaws upon written request to the Company’s Secretary at its principal executive offices.

AVAILABILITY OF ANNUAL REPORT AND FORM 10-K

Accompanying this Proxy Statement is the Company’s Annual Report to Stockholders for the fiscal year ended December 30, 2003 which includes the Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Company makes available, free of charge through its website (www.thecheesecakefactory.com), its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. These reports can be found under “SEC Filings” through the “Investor” section of the Company’s website. The Company will provide to any stockholder without charge, upon the written request of that stockholder, a copy of the Company’s Annual Report on Form 10-K (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended December 30, 2003. Such requests should be addressed to:

Jane Vallaire
Director, Investor Relations
The Cheesecake Factory Incorporated
26950 Agoura Road,
Calabasas Hills, CA 91301

By Order of the Board of Directors,

Debby R. Zurzolo
Secretary

EXHIBIT A

THE CHEESECAKE FACTORY INCORPORATED

AUDIT COMMITTEE CHARTER
(As amended and restated on March 16, 2004)

Purpose

The Committee is established by the Board of Directors primarily for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

The Committee is primarily responsible for: (1) monitoring the quality and integrity of the Company’s financial statements and related disclosure and systems of internal controls regarding risk management, finance and accounting; (2) monitoring the Company’s compliance with legal and regulatory requirements; (3) monitoring the independent auditor’s qualifications and independence; (4) monitoring the performance of the Company’s internal audit function and independent auditors; (5) providing an avenue of communication among the independent auditors, management, the internal auditing department, and the Board; and (6) issuing the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

The Board of Directors has approved this charter in compliance with the listing requirements of the Nasdaq Stock Market, Inc. applicable to the Company and this charter shall be interpreted and construed in a manner consistent with those requirements and any applicable requirements of the federal securities laws and the Securities and Exchange Commission.

Composition

1.	Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by a majority vote of the Board at the first meeting to be held following the annual meeting of stockholders of the Company.

2.	Qualifications. Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and Nasdaq. At least one member of the Committee must meet the applicable Securities and Exchange Commission definition of “financial expert” or if no members satisfy such definition, the Committee shall promptly so inform the Board.

3.	Membership on Other Audit Committees. If a member of the Committee serves on the audit committee of more than three public companies, the Board shall determine and disclose that such concurrent service would not impair the member’s ability to serve effectively as a member of the Committee. Any such determination must be disclosed in the Company’s annual proxy statement.

4.	Chair. The Chair of the Committee shall be appointed by the Board.

5.	Removal and Replacement. Any vacancies on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee may be removed except by majority vote of the independent directors then in office.

6.	Compensation. Director’s fees (including any additional amounts paid to chairs of committees and to members of committees of the Board) and participation under the Company’s 1997 Non-Employee Director Stock Option Plan are the only compensation a member of the Committee may receive from the Company.

7.	Funding. The Company shall provide appropriate funding, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary and appropriate in carrying out its duties.

Operations

1.	Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four times per year. The Chair of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. The Committee shall meet separately, periodically, with management, the general counsel, the internal auditors and the independent auditor. The Committee shall also endeavor to meet separately with the independent auditor at every meeting of the Committee at which the independent auditor is present.

2.	Agenda. The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

3.	Report to Board. At each Board meeting, the Committee shall deliver to the Board a report on any Committee meetings that have been held since the preceding Board meeting, including a description of all actions taken by the Committee during such period. The Committee shall submit to the Board the minutes of its meetings. The Committee shall further report regularly to the Board and will review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the internal audit function and other matters of importance to the Board.

4.	Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

Authority and Duties

Independent Auditor’s Qualifications and Independence

1.	The Committee shall be directly responsible for the appointment, retention, termination and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and its subsidiaries (with the input, if the Committee so desires, of Company management and, as appropriate, management and boards of directors of the Company’s subsidiaries). Any such registered accounting firm must report directly to the Committee. The independent auditors are ultimately accountable to the Committee.

2.	The Committee shall have the sole authority to approve the independent auditor’s fee arrangements and other terms of service, and to pre-approve any permitted non-audit services to be provided by the independent auditor. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor. The Committee may delegate the pre-approval of audit and permitted non-audit services to one or more of its members, provided that such members shall report any such approvals to the full Committee.

3.	The Committee shall obtain and review with the lead audit partner and a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor’s independence) all relationships between the independent auditor and the Company (consistent with Independence Standards Board Standard No.1). The Committee shall be responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the independent auditor. The Committee shall, in addition to assuring the regular rotation of the lead audit partner and reviewing audit partner (such that neither such partner shall have performed services for the Company for more than any five consecutive fiscal years), consider whether there should be regular rotation of the audit firm.

4.	The Committee shall evaluate the qualifications, independence and performance of the Company’s independent auditor, including the lead partner of the independent auditor, and, in its sole discretion make decisions regarding the replacement or termination of the independent auditor when circumstances warrant. In making its evaluations, the Committee should take into account the opinions of management. The Committee will present its conclusions with respect to the independent auditor to the Board.

5.	The Committee shall pre-approve the hiring of any employee or former employee of the independent auditor who was a member of the Company’s audit team during the preceding three fiscal years. In addition, the Committee shall pre-approve the hiring of any employee or former employee of the independent auditor (within the preceding three fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company’s audit team. In no event may the Company hire a Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller or person in any equivalent capacity who, within one year prior to the initiation of the audit, was an employee of the independent auditor who participated in any capacity in the Company’s audit.

Financial Statements and Related Disclosure

1.	The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, before the filing of the Company’s Form 10-K and Form 10-Q. Any material changes in accounting principles or accounting for new significant items will be reviewed.

2.	The Committee shall review with management earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided to analysts and rating agencies, which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance. This task can be delegated to the Chair of the Committee or the Chair’s designee.

3.	The Committee shall review with management, the independent auditor, and, if appropriate, the Company’s internal auditors, the following: (a) all critical accounting policies and practices (and changes therein) of the Company, to be used by the Company in preparing its financial statements, (b) major issues regarding the accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (c) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company (e) the major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and (f) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall regularly review with the independent auditors any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreements with management, which could include such matters as: (i) any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise); (ii) communications between the independent auditor’s audit team and national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

4.	The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company’s disclosure controls and procedures, and elicit any recommendations that they may have for the improvement of such disclosure control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of disclosure controls to identify on a timely basis material information that should be disclosed to current and prospective investors.

5.	The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company’s financial statements.

6.	The Committee shall attempt to resolve all disagreements between the Company’s independent auditor and management regarding financial reporting.

7.	The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Performance of the Internal Audit Function and Independent Auditors

1.	The Committee shall review with management and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function’s organization, responsibilities, plans, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the principal internal auditor.

2.	The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls and any significant deficiencies or material weaknesses in internal controls, and shall elicit from management, the internal auditor or the independent auditor any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper.

3.	The Committee should review with the Chief Executive Officer and Chief Financial Officer and independent auditor, the following: (a) the Company’s administrative, operational and auditing internal controls and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and code of conduct, (b) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Company’s independent auditors and internal auditors, (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and (d) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

4.	The Committee shall review the Company’s code(s) of conduct.

5.	The Committee shall review the certifications and reports required by Sections 302, 404 and 906 of the Sarbanes-Oxley Act of 2002. The Committee shall review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weakness therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Compliance with Legal and Regulatory Requirements

1.	The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

2.	The Committee shall review with the general counsel the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review the legal and compliance function’s organization, responsibilities, plans, results, budget and staffing.

3.	The Committee shall obtain from the Company’s independent auditors any information pursuant to Section 10A of the Securities and Exchange Act of 1934, as amended.

4.	The Committee shall establish procedures, as set forth in Annex A hereto, for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

5.	The Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with all applicable legal and regulatory requirements.

6.	The Committee shall cause to be made an investigation into any appropriate matter brought to its attention within the scope of its duties.

7.	The Committee shall review the Company’s policies relating to conflicts of interest and review and approve any proposed “related party transactions.”[1] The Committee shall consider the results of any review of these policies and procedures by the Company’s independent auditors or internal auditors.

The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain counsel, auditors or other advisors, in its sole discretion.

Clarification of Audit Committee’s Role

The Committee’s responsibility is one of oversight. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

[1]	The term “related party transaction” shall mean any transaction that would be reported pursuant to Item 404 of Regulation S-K.

Annex A

Procedures for the Submission of Complaints or Concerns
Regarding Financial Statement Disclosures, Accounting,
Internal Accounting Controls, Misuse or Inappropriate
Use of Corporate Assets or Auditing Matters

1.	The Company shall forward to the Audit Committee of the Board of Directors any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters.

2.	Any employee of the Company may submit, on an anonymous basis if the employee so desires, any concerns regarding financial statement disclosures, accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, 26950 Agoura Road, Calabasas Hills, California 91301, such envelope to be labeled with a legend such as: “To be opened by the Audit Committee Only”. If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this on the submission and include a telephone number at which he or she might be contacted if the Audit committee deems it appropriate. Absent an express waiver of confidentiality in the written submission, the identity of any employee who makes such a submission or otherwise communicates with the Audit Committee shall remain strictly confidential.

3.	At each of its meetings, including any special meeting called by the Chair of the Audit Committee following the receipt of any information pursuant to this Annex, the Audit Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

4.	The Audit Committee shall retain any such complaints or concerns for a period of no less than seven years.

EXHIBIT B

THE CHEESECAKE FACTORY INCORPORATED

COMPENSATION COMMITTEE CHARTER
(as adopted on March 16, 2004)

ARTICLE I
Formation

The Board of Directors of The Cheesecake Factory Incorporated, a Delaware corporation (the “Company”) has established the Compensation Committee pursuant to Section 141(c) of the Delaware General Corporation Law and Article III, Section 15 of the Company’s Bylaws.

ARTICLE II
Composition

1.	Number of Members. The Compensation Committee (the “Committee”) shall be comprised of not less than three (3) members of the Board of Directors of the Company. Subject to the foregoing, the exact number of members of the Compensation Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board of Directors.

2.	Appointment and Qualifications. The Committee members will be appointed by the Board of Directors and may be removed by the Board in its discretion. Each member shall be “independent” as that term is defined in the listing standards of the Nasdaq Stock Market, Inc. in effect from time to time. In addition, each member of the Committee also shall satisfy all requirements necessary from time to time to be “non-employee directors” under Securities and Exchange Commission Rule 16b-3 and qualified “outside directors” under Section 162(m) of the Internal Revenue Code and related regulations, all as amended from time to time.

ARTICLE III
Purpose and Responsibilities

The purposes and responsibilities of the Compensation Committee include the following:

•	Determine, or recommend to the Company’s Board of Directors for determination, the compensation of the Company’s Chief Executive Officer;

•	Determine, or recommend to the Company’s Board of Directors for determination, the compensation of all other named executive officers of the Company.

•	Review and approve all employment, retention and/or severance agreements for named executive officers.

•	Prepare, or cause to be prepared, and approve the disclosures required by the rules of the Securities and Exchange Commission to be included in the Company’s proxy statement pursuant to Item 8 of Schedule 14A and Item 402(k) of Regulation S-K.

•	Approve and administer (to the extent authorized by the Board of Directors or under the applicable plan) the Company’s stock option plans.

•	Subject to the terms and conditions of the Company’s stock option plans, approve individual stock option grants; provided that such authority shall not be deemed to restrict the authority of the Board of Directors to authorize (subject to Section 157 of the Delaware General Corporation Law) one or more officers of the Company, or a committee of such officers, to do one or more of the following: (i) designate officers and other employees of the Company or of any of its subsidiaries to be recipients of options; or (ii) determine the number of such options to be received by such officers and employees.

•	Make recommendations to the Board of Directors with respect to incentive-compensation plans and equity based plans.

B-1

•	Review periodically and submit to the Board of Directors recommendations concerning existing or new executive compensation, employee benefits, stock plans or management perquisites.

•	Make regular reports to the Board of Directors and propose any necessary action to the Board.

•	Review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board of Directors for approval.

•	Perform such other specific functions as the Company’s Board of Directors may from time to time direct.

ARTICLE IV
Procedures

1.	Meetings. The Compensation Committee shall meet at least once each year and shall keep regular minutes of its meetings. The Company’s Chief Executive Officer shall not be present or voting during any deliberations with respect to his or her compensation.

2.	Chairperson. The Committee’s Chairperson shall be designated by the Board of Directors or, if it does not do so, the Committee members shall elect a Chairperson by a vote of a majority of the full Committee. The Chairperson of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting.

3.	Authority and Access. The Committee is at all times authorized to have direct, independent access to the Company’s other directors and management. The Committee shall have the power to hire independent legal, financial or other advisors, as they deem necessary, provided that the Committee’s authority shall not be deemed to restrict management’s authority to retain consultants or advisors as management shall deem necessary or appropriate. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of members of the Committee.

B-2

EXHIBIT C

THE CHEESECAKE FACTORY INCORPROATED

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
Adopted November 4, 2003

ARTICLE I
Purposes

The Board of Directors has established the Corporate Governance Committee (the “Committee”) for the following purposes:

•	To review periodically issues and developments related to corporate governance and, as appropriate, make recommendations to the Board of Directors with respect to corporate governance standards;

•	To review and make recommendations to the Board of Directors with respect to stockholder corporate governance proposals;

•	To evaluate and recommend to the Board of Directors the establishment and composition of committees of the Board of Directors;

•	To oversee and recommend programs and activities for the continuing education of members of the Board of Directors;

•	To establish a policy with respect to the number of directorships in other companies that may be held by a member of the Board of Directors; and

•	To identify potential candidates for nomination or appointment as directors and to approve director nominations to be presented for stockholder approval at the annual meeting and to fill any vacancies.

ARTICLE II
Composition

1.	Members. The Committee shall consist of as many members as the Board of Directors shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board of Directors at the first meeting to be held following the annual meeting of stockholders of the Company.

2.	Qualifications. Each member of the Committee shall be “independent” as defined under the listing standards of the Nasdaq Stock Market, Inc.

3.	Chairperson. The Chairperson of the Committee shall be appointed by the Board of Directors.

4.	Vacancies. Any vacancies on the Committee shall be filled by the Board of Directors at the next meeting of the Board of the Board of Directors following the occurrence of the vacancy.

ARTICLE III
Authority and Operations

The Committee shall meet no less frequently than annually. The Committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to the bylaws of the company (mutatis mutandi). The Committee shall have the authority to retain counsel, consultants and other advisors as the Committee may deem necessary or appropriate.

C-1

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EXHIBIT D

THE CHEESECAKE FACTORY INCORPORATED

AMENDED AND RESTATED CODE OF ETHICS FOR
EXECUTIVE OFFICERS, SENIOR FINANCIAL OFFICERS AND DIRECTORS
(Adopted March 16, 2004)

ARTICLE I
Statements of Purpose and Applicability

The Board of Directors of The Cheesecake Factory Incorporated (the “Company”) has established this Code of Ethics for the purpose of deterring wrongdoing and promoting:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and other public communications of the Company;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting to the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) of violations of this Code of Ethics; and

•	Accountability for adherence to this Code of Ethics.

This Code of Ethics applies to the Company’s Chief Executive Officer, Chief Financial Officer, Controller, and Chief Accounting Officer, who are the Company’s principal executive, financial and accounting officers, respectively (individually a “Senior Financial Officer” and collectively “Senior Financial Officers”) and the Company’s other executive officers and members of the board of directors (“Executive Officers and Directors”). Senior Financial Officers, Executive Officers and Directors are sometimes individually referred to herein as an “Officer or Director” and collectively referred to herein as the “Officers and Directors”. The provisions contained in this Code of Ethics are designed to serve as guidelines for our Officers and Directors in the performance of their duties on behalf of the Company. Accordingly, this Code of Ethics does not create any new rights in any employee, customer, supplier, competitor, shareholder or any other person or entity.

ARTICLE II
Administration

The Audit Committee shall administer this Code of Ethics and shall determine, or shall designate appropriate individuals to determine, appropriate action in response to violations of this Code. However, it is the individual responsibility of each Officer and Director to comply with this Code of Ethics.

ARTICLE III
Standards

It is the policy of the Company to comply with all applicable laws, regulations, and judicial and administrative orders. The Company expects that each of its Officers and Directors will obey all such laws, regulations and orders when acting on behalf of the Company. The Company expects that each of its Officers and Directors shall in the performance of his or her duties:

•	Engage in honest and ethical conduct in accordance with prevailing standards of business conduct; and

•	Deal fairly with the Company’s customers, suppliers, competitors and employees in accordance with prevailing standards of business conduct.

ARTICLE IV
Conflicts of Interest

1.	Transactions and Investments. An Officer or Director should avoid participating in any transaction or investment that conflicts with, or gives the appearance of a conflict with, the interests of the Company.

2.	Use of Position or Company Property or Information. Without the prior approval of the Audit Committee, an Officer or Director shall not engage in any transaction required to be disclosed under Item 404 of Regulation S-K of the Securities and Exchange Commission.

3.	Competition with the Company. An Officer or Director shall not compete directly with the Company while serving as an officer or director of the Company, if such competition causes injury to or has a substantial detrimental effect on the Company.

4.	Business Opportunities. An Officer or Director shall not appropriate any business opportunity belonging to the Company while serving as an officer of the Company. The following factors should be considered when considering whether a business opportunity belongs to the Company:

•	The relationship between the Company’s line of business and the business opportunity;

•	The Company’s financial ability to take the business opportunity;

•	The availability of the business opportunity to the Company;

•	Whether the business opportunity entails competition with the Company;

•	The capacity in which the business opportunity was presented to the Officer or Director;

•	The Company’s interest or expectancy of the Company in the business opportunity;

•	Whether the Officer or Director utilized the Company’s resources in pursuing the opportunity; and

•	The practical advantage to the Company of the business opportunity.

5.	Prompt Disclosure of Potential Conflicts. An Officer or Director shall promptly disclose to the Audit Committee any transaction or investment that is the subject of, or could be construed as the subject of, this Article IV.

ARTICLE V
Compliance with Company Policies and Procedures

1.	Confidential Information. An Officer or Director shall maintain the confidentiality of the Company’s confidential information and any confidential information of third parties in accordance with the Company’s confidentiality policies and any confidentiality agreements entered into by the Company.

2.	Policy Prohibiting Insider Trading. An Officer or Director shall observe the Company’s policy prohibiting trading on the basis of material, non-public information.

3.	Public Company Reporting. An Officer or Director shall observe the Company’s disclosure controls and procedures for filings made with the Securities and Exchange Commission.

4.	Other Policies and Procedures. An Officer or Director shall observe the Company’s policies and procedures prohibiting retaliation, discrimination or harassment.

ARTICLE VI
Reporting and Consequences of Violations

1.	Reporting of Violations. An Officer or Director shall report promptly to the Audit Committee any violations or suspected violations of this Code of Ethics.

2.	No Retaliation. The Company shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against any employee in the terms of conditions of employment because of any lawful act done by the employee:

(a)	to provide information, cause information to be provided, or otherwise assist in an investigation regarding any conduct which the employee reasonably believes constitutes a violation or a suspected violation of this Code of Ethics, any law, rule, regulation or judicial order including, without limitation, Federal mail fraud statutes, any rule or regulation of the Securities and Exchange Commission, or any provision of Federal law relating to fraud against shareholders (a “Violation”), and in particular when the information or assistance is provided to or the investigation is conducted by:

(i)	A Federal or state regulatory or law enforcement agency;

(ii)	Any member of Congress or any committee of Congress;

(iii)	A person with supervisory authority over the employee (or such other person working for the employer who is designated or has the authority to investigate, discover, or terminate misconduct); or

(b)	to file, cause to be filed, testify, participate in, or otherwise assist in a proceeding filed or about to be filed (with knowledge of the Company) relating to an alleged Violation.

3.	Waivers. The provisions of this Code of Ethics may be waived only by the Board of Directors, the Audit Committee, or other committee of the Board of Directors to which the Board of Directors has delegated such authority. The Company may not waive the provisions of Section 2 of this Article VI.

4.	Consequences of Violation. Violations of this Code of Ethics shall subject the Senior Financial Officer or other Officer to disciplinary action, including, without limitation, suspension, demotion or discharge.

Compliance Certification

I have read and understand the Company’s Code of Ethics for Senior Financial Officers, Executive Officers and Directors. I agree that I will comply with this Code. I agree that violations of the code will subject me to disciplinary action, including, without limitation, suspension, demotion or discharge. I understand that nothing in this Code of Ethics should be construed to be a promise of employment for any specified term or duration.

I certify that I am not currently in violation of the Code of Ethics for Senior Financial Officers, Executive Officers and Directors.

Dated: _______________, 200_.

Name

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EXHIBIT E

THE CHEESECAKE FACTORY INCORPORATED

YEAR 2000 OMNIBUS PERFORMANCE STOCK INCENTIVE PLAN

MAY 18, 1999

AMENDED AND RESTATED APRIL 5, 2004

TABLE OF CONTENTS

ARTICLE I PURPOSE		E-3
ARTICLE II DEFINITIONS		E-3
ARTICLE III SHARES SUBJECT TO PLAN		E-5
3.1	TOTAL NUMBER OF SHARES AVAILABLE	E-5
3.2	SOURCE OF SHARES	E-5
3.3	SHARES EXPIRED OR OTHERWISE TERMINATED	E-5
3.4	ADDITIONAL RESTRICTIONS	E-5
ARTICLE IV ADMINISTRATION		E-6
4.1	COMMITTEE TO ADMINISTER PLAN	E-6
4.2	GRANT COMMITTEE	E-6
4.3	DETERMINATIONS TO BE MADE BY THE COMMITTEE AND THE GRANT COMMITTEE	E-6
4.4	NO AUTHORITY TO RE-PRICE	E-6
4.5	INTERPRETATION OF PLAN	E-6
4.6	WAIVER	E-6
4.7	LIMITED LIABILITY	E-6
ARTICLE V ELIGIBILITY		E-6
ARTICLE VI OPTIONS		E-7
6.1	TERMS AND CONDITIONS OF OPTIONS	E-7
6.2	PURCHASE PRICE	E-7
6.3	PAYMENT AND EXERCISE OF OPTIONS PRICE	E-7
6.4	MAXIMUM TERM	E-7
6.5	TERMINATION OF OPTION	E-7
6.6	EXERCISE OF OPTIONS	E-8
ARTICLE VII STOCK APPRECIATION RIGHTS		E-8
ARTICLE VIII RESTRICTED SHARES		E-9
ARTICLE IX DEFERRED SHARES		E-10
ARTICLE X PERFORMANCE SHARES AND PERFORMANCE UNITS		E-10
ARTICLE XI EFFECT OF CERTAIN CHANGES		E-11
11.1	ANTI-DILUTION	E-11
11.2	CHANGE IN PAR VALUE	E-11
11.3	RIGHTS OF GRANTEES	E-11
ARTICLE XII AMENDMENT AND TERMINATION		E-11
ARTICLE XIII ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES REGULATIONS		E-11
ARTICLE XIV APPLICATION OF FUNDS		E-12
ARTICLE XV NOTICE		E-12
ARTICLE XVI WITHHOLDING TAXES		E-12
ARTICLE XVII TERM OF PLAN		E-12
ARTICLE XVIII NO CONTRACT OF EMPLOYMENT; NO ASSIGNMENT		E-12
18.1	NO CONTRACT, COMMITMENT OR GUARANTEE OF EMPLOYEMENT	E-12
18.2	TRANSFERABILITY	E-13
ARTICLE XIX EFFECTIVENESS OF THE PLAN		E-13
ARTICLE XX CAPTIONS		E-13
ARTICLE XXI GOVERNING LAW		E-13

THE CHEESECAKE FACTORY INCORPORATED

YEAR 2000 OMNIBUS PERFORMANCE STOCK INCENTIVE PLAN
AS AMENDED AND RESTATED

ARTICLE I
PURPOSE

The purpose of THE CHEESECAKE FACTORY INCORPORATED YEAR 2000 OMNIBUS PERFORMANCE STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED (the “Plan”), is to provide a performance based incentive to Grantees who are making and can continue to make substantial contributions to the success of the Company and its Subsidiaries by providing such Grantees with an opportunity to acquire a proprietary interest in the Company through the grant and exercise of Awards. It is the judgment of the Board that the acquisition of a proprietary interest in the Company by Grantees will increase their personal interest in the growth and progress of the Company, thereby promoting the interests of the Company and all its stockholders.

ARTICLE II
DEFINITIONS

The following words and terms as used herein shall have that meaning set forth therefor in this Article II, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

AWARD shall mean any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares or Performance Unit.

BASE PRICE shall mean the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.

BOARD shall mean the Board of Directors of the Company.

CAUSE shall mean a finding by the Committee, that the Grantee:

(a)  is or has been dishonest, incompetent or negligent in the discharge of such Grantee’s duties to the Company; or has refused to perform stated or assigned duties; (b) has committed an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, recipes, processes, customer lists, employee lists, trade secrets or other confidential or proprietary information; (c) has committed a breach of fiduciary duty, or a material violation of any law, rule or regulation or rule, policy or procedure of the Company or an affiliate; (d) has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); (e) has materially breached any of the provisions of any agreement with the Company or an affiliate thereof; (f) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; (g) has intentionally or negligently caused the Company to be subject to fine, citation, shut down, or other disciplinary action by any federal, state or local governmental body, including without limitation a department of health, occupational safety, alcoholic beverage control, or immigration; (h) has caused a fire, explosion or other catastrophic event involving the Company’s facilities or equipment that could have been reasonably avoided by following the Company’s policies and procedures; (i) has failed to comply (or personnel under the direction of the Grantee has failed to comply) with the Company’s policies and procedures concerning the occurrence, reporting, and investigation of any harassment or discrimination complaint; (j) has induced a customer to break or terminate any contract with the Company or an affiliate; (k) has induced any principal for whom the Company or an affiliate acts as agent to terminate such agency relationship; (l) has failed to adhere to the Company’s Code of Ethics and Code of Conduct; (m) has failed to maintain a safe and secure workplace; or (n) has solicited the employment of any of the Company’s agents or employees to work for another business entity.

CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.

COMMITTEE shall mean the Compensation Committee of the Board.

COMMON STOCK shall mean the shares of common stock, $.01 par value, of the Company, and any other securities of the Company to the extent provided in Article XI.

COMPANY shall mean The Cheesecake Factory Incorporated, a Delaware corporation, and any successor.

DEFERRAL PERIOD shall mean the period of time during which Deferred Shares are subject to deferral limitations under Article IX.

DEFERRED SHARES shall mean an Award pursuant to Article IX of the right to receive Common Stock at the end of a specified Deferral Period.

DISABILITY shall mean the permanent and total disability of a person within the meaning of Code Section 22(e)(3), substantiated in such manner or form as the Committee may require.

EMPLOYEE shall mean any individual employed by the Company or a Subsidiary, with the exception of executive officers and directors of the Company.

FAIR MARKET VALUE shall have the meaning set forth in Article 6.2 herein.

FREESTANDING STOCK APPRECIATION RIGHT shall mean a Stock Appreciation Right granted pursuant to Article VII, which is not granted in tandem with an Option or similar right.

GRANT COMMITTEE shall mean the Grant Committee as defined in Article 4.2.

GRANT DATE shall mean the date of grant of an Award as specified in a Grant Notice.

GRANT NOTICE shall mean the Notice of Grant accompanying a Stock Option Agreement or any other agreement accompanying an Award, pursuant to which Grantee has been informed of the basic terms of the Award granted under the Plan.

GRANTEE shall mean an Employee who is granted an Award under this Plan.

INCENTIVE STOCK OPTION shall mean an Option, which satisfies the requirements of Code Section 422.

NONQUALIFIED STOCK OPTION shall mean an Option that is not intended to qualify as an Incentive Stock Option.

OPTION shall mean an option granted under this Plan.

OPTION PRICE shall have the meaning set forth in Article 6.2.

OPTION AGREEMENT shall mean a written agreement evidencing the right to purchase shares of Common Stock pursuant to the terms of this Plan and any other document specifically incorporated therein by reference.

PERFORMANCE OBJECTIVES shall mean, as determined by the Committee, the performance objectives established pursuant to this Plan for grants of Awards and/or for Grantees who have received grants of Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Employee or Grantee or the Subsidiary, division, department or function within the Company or Subsidiary in which the Employee or Grantee is employed. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be limited to specified levels of or increases in the Company’s or Subsidiary’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, sales growth, gross margin, return on investment, increase in the Fair Market Value of the Common Stock, share price (including, but not limited to, growth measures and total shareholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. Except in the case of such an Award intended to qualify under Code Section 162(m), if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

PERFORMANCE PERIOD shall mean a period of time established under Article X within which the Performance Objectives are to be achieved, which period shall not be less than one (1) year.

PERFORMANCE SHARE shall mean a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Article X.

PERFORMANCE UNIT shall mean a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Article X.

PLAN shall mean The Cheesecake Factory Incorporated Year 2000 Omnibus Performance Stock Incentive Plan, as set forth herein and as amended from time to time.

RESTRICTED SHARES shall mean Common Stock granted under Article VIII, subject to a substantial risk of forfeiture.

SECURITIES ACT means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

SPREAD shall mean, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

STOCK APPRECIATION RIGHT shall mean the right to receive from the Company an amount determined by the Committee and expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right.

SUBSIDIARY shall mean any corporation or other entity that qualifies as a “subsidiary” of the Company with respect to a registration statement on Form S-8 under the Securities Act of 1933, as amended, provided that for the purposes of determining whether any individual may be a Grantee of Incentive Stock Options, “subsidiary” means any corporation that at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in Code Section 424(f).

TANDEM STOCK APPRECIATION RIGHT shall mean a Stock Appreciation Right granted pursuant to Article VII, which is granted in tandem with an Option or any similar right granted under any other plan of the Company.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1  TOTAL NUMBER OF SHARES AVAILABLE. The maximum number of shares of Common Stock available for issuance hereunder shall be 10,347,300 (subject to adjustment as provided below in Article XI hereof).

3.2  SOURCE OF SHARES. The shares of Common Stock issued hereunder shall be made available either from the authorized but unissued shares of Common Stock or from any outstanding shares of Common Stock which have been reacquired by the Company.

3.3  SHARES EXPIRED OR OTHERWISE TERMINATED. Any shares of Common Stock granted under the Plan that are forfeited because of the failure to meet a contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Common Stock covered by an Award are not delivered to a Grantee or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

3.4  ADDITIONAL RESTRICTIONS. Subject to adjustment as provided below in Article XI hereof, the following additional maximums are imposed under the Plan:

(i)  The maximum number of shares of Stock that may be issued or transferred upon the exercise of Options intended to be Incentive Stock Options shall be 2,586,825 shares.

(ii)  No Employee may receive Awards representing more than 300,000 shares of Stock during any consecutive 12 months.

(iii)  With the exception of shares of Stock that may be issued or transferred upon the exercise of Nonqualified Stock Options, the maximum number of shares of Stock that may be delivered under the Plan as Awards shall not exceed twenty-five percent (25%) of the total number of shares of Stock available for Awards under this Plan.

ARTICLE IV
ADMINISTRATION

4.1  COMMITTEE TO ADMINISTER PLAN. Except as set forth in Article 4.2 below, the exclusive control and management of the operation of the Plan is delegated to the Committee.

4.2  GRANT COMMITTEE. (i) The Grant Committee shall be composed of the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and such other officers of the Company selected by resolution of the Board; (ii) members of the Grant Committee shall serve at the pleasure of the Board; (iii) the Grant Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings; and (iv) the majority of the Grant Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all the members, shall be the acts of the Grant Committee. The resolution of the Board establishing the Grant Committee shall specify the total number of Options that the Grant Committee may grant.

4.3  DETERMINATIONS TO BE MADE BY THE COMMITTEE AND THE GRANT COMMITTEE. Subject to the provisions of this Plan, the Grant Committee shall determine (i) the Grantees of Options, and (ii) the number of shares of Common Stock subject to an Option. The Grant Committee may not grant an Option to any officer of the Company who is a member of the Grant Committee. Subject to the provisions of this Plan, the Committee shall determine: (i) the date or dates upon which an Award may be exercised or granted; (ii) the manner in which an Award may be exercised including vesting requirements; (iii) Performance Objectives for the grant or vesting of Awards; (iv) such other terms to which an Award is subject and which are set forth in or incorporated by reference into an Option Agreement or any agreement evidencing any other Award; and (v) the form of any agreement evidencing Options or any other Award.

4.4  NO AUTHORITY TO RE-PRICE. Except as provided in Article XI of this Plan, none of the Board, the Committee or the Grant Committee shall have any authority to: (i) reprice any Option so that the Option Price shall be less than the Fair Market Value of the shares of the Common Stock on the Grant Date; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) canceling an option at a time when its Option Price exceeds the Fair Market Value (on the business day immediately before the day of cancellation) in exchange for another option unless the exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

4.5  INTERPRETATION OF PLAN. The Committee shall interpret the Plan, the terms of any Stock Option Agreement or an agreement evidencing any other Award in its sole discretion and from time to time may adopt such rules and regulations for carrying out the terms and purposes of the Plan and may take such other actions in the administration of the Plan as it deems advisable. The interpretation and construction by the Committee of any provision of this Plan, any Option Agreement or an agreement evidencing any other Award and the determination of any question arising under this Plan, any such rule or regulation, any Option Agreement or an agreement evidencing any other Award shall be final and binding.

4.6  WAIVER. The Committee shall have the right at any time or times to waive any condition on the exercise of any Award whenever it deems such a waiver to be appropriate in its sole discretion.

4.7  LIMITED LIABILITY. No member of the Board, any member of the Committee or any member of the Grant Committee shall be liable for any action or determination made in good faith with respect to the Plan.

ARTICLE V
ELIGIBILITY

Any Grantee who meets the criteria established by the Committee or Grant Committee shall be eligible for the grant of an Award under this Plan.

ARTICLE VI
OPTIONS

6.1  TERMS AND CONDITIONS OF OPTIONS. Each Option shall specify the number of shares of Common Stock for which such Option shall be exercisable and the exercise price for each such shares of Common Stock. In addition, a Notice of Grant and Option Agreement shall evidence each Option. The Option Agreement may include such terms and conditions, not inconsistent with this Plan, as the Committee in its sole discretion shall determine, including, without limitation, a period for which the transferability of shares of Common Stock issued upon exercise of the Option is prohibited or restricted. The Option Agreement may provide for such conditions on the right of exercise as the Committee, in its sole discretion, deems appropriate, which conditions may, without limitation, include conditions based upon (i) the completion of a further period of continued employment in good standing, (ii) the performance of the Company, of any Subsidiary or of any division thereof, or of any restaurant, and/or (iii) the performance of the Grantee.

Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination thereof. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

6.2  PURCHASE PRICE. The price (the “Option Price”) at which each share of Common Stock may be purchased shall be 100% of the Fair Market Value of the shares of Common Stock on the Grant Date.

For purposes of the Plan, the “Fair Market Value” of shares of Common Stock shall be equal to (a) if such shares are then traded on a national securities exchange or the Nasdaq National Market, the closing price on the business day immediately preceding the date of grant as reported in The Wall Street Journal or such other source as determined by the Committee, if any trades were made on such business day and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the date of grant, on the principal national securities exchange or Nasdaq National Market on which it is so traded; or (b) if the shares are not traded on a national securities exchange or the Nasdaq National Market, the average of the last bid and asked prices on the business day immediately preceding the date of grant, in the over-the-counter market as reported by the Nasdaq Stock Market.

6.3  PAYMENT AND EXERCISE OF OPTIONS PRICE. The Option Price of the Options may be satisfied in cash, by a certified or cashier’s check, or unless otherwise determined by the Committee, by exchanging shares of Common Stock owned by the Grantee and held for the requisite period, if any, to avoid a charge to the Company’s earnings for financial reporting purposes at their Fair Market Value (on the business day immediately before the date of exercise), or by a combination of cash and shares of Common Stock. In the discretion of the Committee, Options may be exercised through “cashless” exercise procedures. The Committee may also determine on or after the Grant Date of any Option (other than an Incentive Stock Option) that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by such consideration, the Shares received upon exercise of the Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received as applied to the Shares surrendered.

6.4  MAXIMUM TERM. Options granted under the Plan shall be exercisable in whole or in part at all times from the date of grant until ten years from the date of grant, except as otherwise provided in the Plan or a Stock Option Agreement.

6.5  TERMINATION OF OPTION. In the event that a Grantee shall cease to be employed by the Company or its Subsidiaries for any reason other than death, and the Grantee is in good standing on the date employment with the Company has ceased, the Grantee shall have the right (subject to Article 6.4) to exercise his or her Options at any time within 90 calendar days after such cessation of employment, but only as to such number of shares of Common Stock as to which the Option was exercisable (i.e., vested) at the date of such cessation of employment Notwithstanding the provisions of the preceding sentence: (i) if cessation of employment occurs by reason of the Disability of the

Grantee and the Grantee is in good standing at the time of cessation, such 90 calendar day period shall be extended to one calendar year from the date of cessation of employment (subject to Article 6.4); and (ii) if employment is terminated at the request of the Company or any Subsidiary for “Cause”, the Grantee’s right to exercise the Options shall terminate at the time notice of termination of employment is given by the Company or any such Subsidiary to such Grantee and the Options (whether vested or unvested) shall be immediately canceled. A transfer of employment from the Company to a Subsidiary or vice versa shall not be deemed a termination of employment.

If a Grantee dies while in the employ of and while in good standing with the Company or any of its Subsidiaries and/or within 90 calendar days after cessation of such employment (unless cessation occurs due to Cause), his or her estate, personal representative or the person that acquires his or her Option by bequest or inheritance or by reason of such death shall have the right to exercise such Option at any time within one calendar year from the date of death (subject to Article 6. 4 above), but only as to the number of shares as to which such Option was exercisable (i.e., vested) on the date of death. In any such event, unless so exercised within such one calendar year period, the Option shall terminate.

6.6  EXERCISE OF OPTIONS. Options shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Grantee, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. The exercise price for each Option shall be paid in full for the number of shares of Common Stock specified in the notice as provided in this Article 6.6. As a condition to exercise, the Committee shall have the right in its discretion: (i) to require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto; or to withhold from the shares of Common Stock otherwise issuable upon the exercise of the Option, a portion of those shares with an aggregate Fair Market Value (on the business day immediately before the date of exercise) equal to the amount of such withholding tax requirements.

The date of exercise of an Option shall be on or about the date on which written notice of exercise shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of Common Stock subject to the Option. No one shall be deemed to be the holder of any shares of Common Stock subject to an Option, or have any other rights as a stockholder, unless and until certificates for the shares of such Common Stock are issued to that person.

ARTICLE VII
STOCK APPRECIATION RIGHTS

The Committee may authorize grants to Grantees of the Stock Appreciation Rights. Any such grant shall be upon such terms and conditions as the Committee may determine in accordance with the provisions of the Plan, including:

7.1  Any grant may specify that the Company may pay the amount payable on the exercise of a Stock Appreciation Right in cash, Common Stock or any combination thereof and may (i) either grant to the Grantee or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Grantee to receive and the Company to issue Common Stock or other equity securities in lieu of cash.

7.2  Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.

7.3  Any grant may specify (i) a waiting period or periods before any Stock Appreciation Right shall become exercisable and (ii) permissible dates or periods on or during which any Stock Appreciation Right shall be exercisable.

7.4  Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

7.5  Any grant of Stock Appreciation Right may provide for the payment to the Grantee of dividend equivalents thereon in cash or additional Common Stock on a current, deferred or contingent basis.

7.6  Each grant shall be evidenced by an agreement delivered to and accepted by the Grantee, which shall describe the subject Stock Appreciation Right, identify any related Options, state that the Stock Appreciation Right is subject to all of the terms and conditions of this Plan and contain such other terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine, including, without limitation, a period for which the transferability of shares of Common Stock that may be issued upon exercise of the Stock Appreciation Right is prohibited or restricted.

7.7  Each grant of a Tandem Stock Appreciation Right shall provide that such Right may be exercised only (i) when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation.

7.8  Each grant of Freestanding Stock Appreciation Right (i) shall specify a Base Price per share, which shall be equal to or greater than the Fair Market Value on the Grant Date; (ii) shall specify the period or periods of continuous employment of the Grantee by the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Right or installments thereof shall become exercisable; and (iii) may provide for the earlier exercise of such Freestanding Stock Appreciation Right in the event of a change in control of the Company or other similar transaction or event.

7.9  Successive grants of Freestanding Stock Appreciation Rights may be made to the same Grantee regardless of whether any such Rights previously granted to such Grantee remain unexercised.

7.10  No Freestanding Stock Appreciation Right granted under this Plan may be exercised more than ten years from the Grant Date.

ARTICLE VIII
RESTRICTED SHARES

The Committee may also authorize grants to Grantees of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the provisions of the Plan, including:

8.1  Each grant shall constitute an immediate transfer of the ownership of Common Stock to the Grantee in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer as referred to hereinafter.

8.2  Each grant may be made without additional consideration from the Grantee or in consideration of a payment by the Grantee that is less than the Fair Market Value on the Grant Date.

8.3  Each grant shall provide that the Restricted Shares covered thereby shall be subject to a substantial risk of forfeiture within the meaning of Code Section 83 for a period to be determined by the Committee on the Grant Date, which period shall not be less than three (3) years from the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of the Company or other similar transaction or event.

8.4  Unless the Committee determines otherwise, an award of Restricted Shares shall entitle the Grantee to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue.

8.5  Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

8.6  Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Stock, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

8.7  Each grant shall be evidenced by an agreement delivered to and accepted by the Grantee and containing such terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine, including, without limitation, a period after Restricted Shares are no longer subject to substantial risk of forfeiture for which the transferability of Restricted Shares is prohibited or restricted. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Grantee with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

ARTICLE IX
DEFERRED SHARES

The Committee may authorize grants of Deferred Shares to Grantees upon such terms and conditions as the Committee may determine in accordance with the provisions of the Plan, including:

9.1  Each grant shall constitute the agreement by the Company to issue or transfer Common Stock to the Grantee in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

9.2  Each grant may be made without additional consideration from the Grantee or in consideration of a payment by the Grantee that is less than the Fair Market Value of the Common Stock on the Grant Date.

9.3  Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

9.4  Each grant shall provide that during the Deferral Period, the Grantee shall not have any (i) right to transfer any rights under the subject Deferred Shares, (ii) ownership rights in the Deferred Shares, and (ii) right to vote such shares.

9.5  Any grant of Deferred Shares may provide for the payment to the Grantee of dividend equivalents thereon in cash or additional Common Stock on a current, deferred or contingent basis.

9.6  Each grant shall be evidenced by an agreement delivered to and accepted by the Grantee and containing such terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine, including without limitation a period after expiration of the Deferral Period for which the transferability of Deferred Shares is prohibited or restricted.

ARTICLE X
PERFORMANCE SHARES AND PERFORMANCE UNITS

The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Grantee upon such terms and conditions as the Committee may determine in accordance with the provisions of this Plan, including:

10.1  Each grant shall specify (i) the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors; (ii) the Performance Objectives that are to be achieved by the Grantee; and (iii) the time and manner of payment of Performance Shares or Performance Units that shall have been earned and any grant may specify that any such amount may be paid by the Company in cash, Common Stock or any combination thereof and may either grant to the Grantee or reserve to the Committee the right to elect among those alternatives.

10.2  The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date and may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

10.3  Each grant may specify a minimum acceptable level of achievement of Performance Objectives below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the Performance Objectives. The Committee may adjust such minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Grantee and result in distortion of the acceptable level of achievement.

10.4  Any grant of Performance Shares may specify that (i) the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date, and (ii) the amount payable, or the number of shares of Common Stock issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.

10.5  Any grant of Performance Shares may provide for the payment to the Grantee of dividend equivalents thereon in cash or additional Common Stock on a current, deferred or contingent basis.

10.6  Each grant shall be evidenced by an agreement delivered to and accepted by the Grantee, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine, including, without limitation, a period for which the transferability of shares of Common Stock paid by the Company is prohibited or restricted.

ARTICLE XI
EFFECT OF CERTAIN CHANGES

11.1  ANTI-DILUTION. If there is any change in the number of shares of Common Stock through the declaration of stock dividends or through a re-capitalization which results in stock splits or reverse stock splits, the Board shall make corresponding adjustments to the number of shares of Common Stock available for Awards, the number of such shares covered by outstanding Awards and, if applicable, the prices per share applicable to such Awards in order to appropriately reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares of Common Stock resulting from such adjustment shall be eliminated. Any determination made by the Committee relating to such adjustments shall be final, binding and conclusive.

11.2  CHANGE IN PAR VALUE. In the event of a change in the Common Stock of the Company, as constituted as of the date of this Plan, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

11.3  RIGHTS OF GRANTEES. Except as expressly provided in this Article XI above or in the agreement evidencing an Award, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of the Company or another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

ARTICLE XII
AMENDMENT AND TERMINATION

The Board shall have the right to amend, suspend or terminate this Plan at any time. No amendment shall be effective unless such amendment is approved by the stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Section 162(m) and Section 422 of the Code or with other applicable laws, regulations or listing standards of the exchange or over-the-counter market upon which the Common Stock is listed.

ARTICLE XIII
ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES REGULATIONS

The obligation of the Company to sell and deliver the shares of Common Stock pursuant to Awards granted under this Plan shall be subject to all applicable laws, regulations, rules and Awards granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Board, to register the shares of Common Stock reserved for issuance hereunder under such Act.

ARTICLE XIV
APPLICATION OF FUNDS

Any proceeds received by the Company as a result of the exercise of Awards granted under the Plan may be used for any valid corporate purpose.

ARTICLE XV
NOTICE

Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to:

The Cheesecake Factory Incorporated
26950 Agoura Road
Calabasas Hills, California 91301
Attention: General Counsel

Or, if to exercise an Award, to the Company at:

The Cheesecake Factory Incorporated
26950 Agoura Road
Calabasas Hills, California 91301
Attention: Performance Stock Incentive Plan Coordinator

The Company may change the address for notice purposes from time to time.

ARTICLE XVI
WITHHOLDING TAXES

To the extent the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Grantee or other person hereunder, it shall be a condition to the receipt of such payment or the realization of such benefit that the Grantee or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. If the Grantee, in connection with any Award, makes the election permitted under section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

ARTICLE XVII
TERM OF PLAN

The Plan shall terminate ten (10) years from the date upon which it is approved by the Board (i.e., May 17, 2009), provided, however, that the Company may terminate the Plan at any time after the 2000 fiscal year. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Awards may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Grantees under Awards previously granted to them, and all unexpired Awards shall continue in full force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.

ARTICLE XVIII
NO CONTRACT OF EMPLOYMENT; NO ASSIGNMENT

18.1  NO CONTRACT, COMMITMENT OR GUARANTEE OF EMPLOYMENT. Nothing in this Plan constitutes an employment commitment by the Company, affects the Grantee’s status as an employee-at-will who is subject to termination without cause, confers upon the Grantee any right to remain employed by the Company or any subsidiary, interferes in any way with the right of the Company or any subsidiary at any time to terminate such employment, or affects the right of the Company or any subsidiary to increase or decrease the Grantee’s compensation or other benefits. The preceding sentence is subject, however, to the terms of any written employment agreement between the Grantee and the Company executed by a duly authorized officer (which may not be modified by any oral agreement).

18.2  TRANSFERABILITY. Except as otherwise provided in this Section 18.2, no Award granted under this Plan shall be transferable by a Grantee other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during the Grantee’s lifetime only by the Grantee or, in the event of the Grantee’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Grantee under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

Except with respect to an Incentive Stock Option, the Committee may expressly provide in an Option Agreement or other agreement evidencing any other Award that the Option or other Award may be exercised by a Grantee’s family member who has acquired the Option or other Award from the Grantee through a gift or a domestic relations order. For purposes of this Section 18.2, a “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests. Subsequent transfers of Options or Awards shall be prohibited except in accordance with this Section 18.2. Any Award made under this Plan may provide that all or any part of the Shares that are to be (i) issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer set forth in Article VIII of this Plan, shall be subject to further restrictions on transfer.

ARTICLE XIX
EFFECTIVENESS OF THE PLAN

The Plan became effective upon adoption by the Board. The Board adopted this Plan on May 18, 1999. The Board amended this plan on November 28, 2000, March 11, 2002 and November 12, 2002. The Board amended and restated this Plan on April 5, 2004. This amendment and restatement shall become effective upon its approval by the Stockholders of the Company at the next Annual Meeting of Stockholders.

ARTICLE XX
CAPTIONS

The use of captions in this Plan is for convenience of reference. The captions are not intended to provide substantive rights and shall not be used in the construction or interpretation of this Plan or any provision thereof.

ARTICLE XXI
GOVERNING LAW

All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

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EXHIBIT F

THE CHEESECAKE FACTORY INCORPORATED

2001 OMNIBUS STOCK INCENTIVE PLAN

AMENDED AND RESTATED

THE CHEESECAKE FACTORY INCORPORATED

2001 OMNIBUS STOCK INCENTIVE PLAN

ARTICLE I
GENERAL

1.1	Purpose. The 2001 Omnibus Stock Incentive Plan (the “Plan”) has been established by The Cheesecake Factory Incorporated (the “Company”) to (i) attract and retain the services of persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate equity and performance based incentives, to achieve long-range performance goals; (iii) provide equity and performance based incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other stockholders through compensation that is based on the Company’s common stock and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company’s equity and enhancement of long-term stockholder return.

1.2	Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.

1.3	Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 7 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 12 of the Plan).

ARTICLE II
STOCK OPTIONS

2.1	Definitions. The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, as determined in the discretion of the Committee. An “Incentive Stock Option” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. A “Nonqualified Stock Option” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code. Only Eligible Individuals who are employees of the Company or a Related Company may be granted Incentive Stock Options.

2.1	Exercise Price. The Exercise Price of each Option granted under this Section 2 shall be established by the Committee at the time the Option is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock as of the Pricing Date, and in the event the Participant is a Ten Percent Shareholder, the Exercise Price for an Incentive Stock Option shall be at least 110% of Fair Market Value on the Pricing Date.

2.3	Exercise.

(a)	An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, except that no Option may be exercised after the Expiration Date applicable to that Option.

(b)	To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are Exercisable for the first time by the Participant during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such options shall be treated as Nonqualified Stock Options, to the extent required by Section 422 of the Code.

2.4	Expiration Date. The “Expiration Date” with respect to an Option means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

(a)	the ten-year anniversary of the date on which the Option is granted;

(b)	if the Participant’s Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination.

(c)	If the Participant’s Date of Termination occurs by reason of Retirement, the third-year anniversary of such Date of Termination (other than in the case of an Incentive Stock Option): or

(d)	If the Participant’s Date of Termination occurs for reasons other than Retirement, death or Disability, or Cause, the 90-day anniversary of such Date of Termination.

Notwithstanding the other provisions of this Section 2.4, if the Participant’s Date of Termination occurs by reason of Cause, neither the Participant, the Participant’s estate nor such other person who may then hold such Participant’s Option shall be entitled to exercise such Option on or after such Date of Termination.

2.5	Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)	Subject to the following provisions of this Section 2.5, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 2.5(c), payment may be made as soon as practicable after the exercise).

(b)	The Exercise Price of an Option shall be payable by (i) cash payment, or (ii) delivery of shares of unrestricted Stock (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise) provided, however, that such shares of Stock have been held by the Participant for at least six months before delivery, or in any combination of the foregoing, as the Committee shall determine. The Committee may also determine on or after the grant date of any Option (other than an Incentive Stock Option) that payment of the Exercise Price may also be made in whole or in part in the form of Restricted Shares or other Shares subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Exercise Price is paid in whole or in part by such consideration, the shares of Stock received upon exercise of the Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received as applied to the shares surrendered.

(c)	The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.6	Distribution of Shares. Distribution following exercise of an Option, and shares of Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option as the Committee shall determine.

2.7	Grant of Reload Options. The Committee may, in connection with the grant of an Option, provide in the Option Agreement that a Participant who (i) is a Participant when he or she exercises an Option (the “Exercised Option”), (ii) has not received a Reload Option (as defined below) within the six (6) months prior to such exercise, and (iii) satisfies the Exercise Price or any required tax withholding applicable thereto with shares of Stock which have been held by the Participant for at least six (6) months, shall automatically be granted an additional Option (“Reload Option”) in an amount equal to the sum (“Reload Number”) of the number or shares of Stock tendered to exercise the Exercised Option plus, if so provided by the Committee, the number of shares of Stock, if any, retained by the Company in connection with the exercise of the Exercised Option to satisfy any federal, state or local tax withholding requirements; provided that no Reload Option shall be granted in connection with the exercise of an Option that has been transferred by the initial Participant thereof. All Reload Options shall be Nonqualified Stock Options.

2.8	Conditions on Reload Options. Reload Options shall be subject to the following terms and conditions:

(a)	The grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates.

(b)	Unless otherwise determined by the Committee, the Reload Option shall be fully vested and may be exercised at any time during the remaining term of the Exercised Option (subject to earlier termination thereof as provided in the Plan or in the applicable Award Agreement).

(c)	Unless otherwise determined by the Committee, the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that the Exercise Price for the Reload Option shall, in every case, be 100% of the Fair Market Value of a share of Stock on the Pricing Date of the Reload Option.

(d)	Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Options. Upon the exercise of an underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement or a new Option Agreement.

(e)	No additional Reload Options shall be granted to Participants when Options and/or Reload Options are exercised pursuant to the terms of this Plan following the Date of Termination.

2.9	Buyout Provisions. The Committee may at any time offer to buy out, for a payment in cash or Stock, an Option previously granted, dated on such terms and conditions as the Committee shall establish, and communicated to the Participant at the time that such offer is made.

ARTICLE III
STOCK APPRECIATION RIGHTS

The Committee may authorize grants to Participants of the Stock Appreciation Rights. Any such grant shall be upon such terms and conditions as the Committee may determine in accordance with the provisions of the Plan, including:

3.1	Any grant may specify that the Company may pay the amount payable on the exercise of a Stock Appreciation Right in cash, Common Stock or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Common Stock or other equity securities in lieu of cash.

3.2	Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.

3.3	Any grant may specify (i) a waiting period or periods before any Stock Appreciation Right shall become exercisable and (ii) permissible dates or periods on or during which any Stock Appreciation Right shall be exercisable.

3.4	Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

3.5	Any grant of Stock Appreciation Right may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Stock on a current, deferred or contingent basis.

3.6	Each grant shall be evidenced by an agreement delivered to and accepted by the grantee, which shall describe the subject Stock Appreciation Right, identify any related Options, state that the Stock Appreciation Right is subject to all of the terms and conditions of this Plan and contain such other terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine.

3.7	Each grant of a Tandem Stock Appreciation Right shall provide that such Right may be exercised only (i) when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation.

3.8	Each grant of Freestanding Stock Appreciation Right (i) shall specify a Base Price per share, which shall be equal to or greater than the Fair Market Value on the grant date (which shall not be earlier than the date on which the Committee takes action with respect to the grant); (ii) shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Right or installments thereof shall become exercisable; and (iii) may provide for the earlier exercise of such Freestanding Stock Appreciation Right in the event of a change in control of the Company or other similar transaction or event.

3.9	Successive grants of Freestanding Stock Appreciation Rights may be made to the same Participant regardless of whether any such Rights previously granted to such Participant remain unexercised.

3.10	No Freestanding Stock Appreciation Right granted under this Plan may be exercised more than ten years from the Grant Date.

ARTICLE IV
RESTRICTED SHARES

The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the provisions of the Plan, including:

4.1	Each grant shall constitute an immediate transfer of the ownership of Common Stock to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer as referred to hereinafter. The grant date of Restricted Shares shall not be earlier than the date on which the Committee takes action with respect to the grant.

4.2	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the grant date.

4.3	Each grant shall provide that the Restricted Shares covered thereby shall be subject to a substantial risk of forfeiture within the meaning of Code Section 83 for a period to be determined by the Committee on the grant date, which period shall not be less than three (3) years from the grant date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of the Company or other similar transaction or event.

4.4	Unless the Committee determines otherwise, an award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue.

4.5	Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

4.6	Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Stock, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

4.7	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

ARTICLE V
DEFERRED SHARES

The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the provisions of the Plan, including:

5.1	Each grant shall constitute the agreement by the Company to issue or transfer Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify. The grant date of Deferred Shares shall not be earlier than the date on which the Committee takes action with respect to the grant.

5.2	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value of the Common Stock on the grant date.

5.3	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the grant date, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

5.4	Each grant shall provide that during the Deferral Period, the Participant shall not have any (i) right to transfer any rights under the subject Deferred Shares, (ii) ownership rights in the Deferred Shares, and (iii) right to vote such shares.

5.5	Any grant of Deferred Shares may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Stock on a current, deferred or contingent basis.

5.6	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine.

ARTICLE VI
PERFORMANCE SHARES AND PERFORMANCE UNITS

The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon such terms and conditions as the Committee may determine in accordance with the provisions of this Plan, including:

6.1	Each grant shall specify (i) the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors; (ii) the Performance Objectives that are to be achieved by the Participant; and (iii) the time and manner of payment of Performance Shares or Performance Units that shall have been earned and any grant may specify that any such amount may be paid by the Company in cash, Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives. The grant date of Performance Shares and Performance Units shall not be earlier than the date on which the Committee takes action with respect to the grant.

6.2	The Performance Period with respect to each Performance Share or Performance Unit shall commence on the grant date and may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

6.3	Each grant may specify a minimum acceptable level of achievement of Performance Objectives below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the Performance Objectives. The Committee may adjust such minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the acceptable level of achievement.

6.4	Any grant of Performance Shares may specify that (i) the amount payable with respect thereto may not exceed a maximum specified by the Committee on the grant date, and (ii) the amount payable, or the number of shares of Common Stock issued, with respect thereto may not exceed maximums specified by the Committee on the grant date.

6.5	Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Stock on a current, deferred or contingent basis.

6.6	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine.

ARTICLE VII
OPERATION AND ADMINISTRATION

7.1	Effective Date. This Plan became effective as of May 24, 2001 (the “Effective Date”). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding, provided, however, that to the extent required by the Code, no Incentive Stock Option may be granted under the Plan on a date that is more than ten years from the date the Plan was adopted. The Board amended and restated this Plan on April 5, 2004. This amendment and restatement shall become effective upon its approval by the Stockholders of the Company at the next Annual Meeting of Stockholders.

7.2	Shares Subject to Plan.

(a)

(i)	Subject to the following provisions of this Section 7.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (1) 2,541,137 shares of Stock; and (2) any shares of Stock that are represented by options granted under the Company’s 1992 Performance Stock Option Plan (“1992 Plan”) which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of shares of Stock back to the Company.

(ii)	Any shares of Stock granted under the Plan that are forfeited because of the failure to meet a contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(iii)	If the Exercise Price of any Option granted under the Plan or the 1992 Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(iv)	Shares of Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or a Related Company acquiring another entity (or an interest in another entity).

(b)	Subject to Section 7.2(d), the following additional maximums are imposed under the Plan.

(i)	The maximum number of shares of Stock that may be issued or transferred upon the exercise of Options intended to be Incentive Stock Options shall be 635,284 shares.

(ii)	No Participant may receive Awards representing more than 500,000 shares of Stock during any consecutive 12 months.

(iii)	With the exception of shares of Stock that may be issued or transferred upon the exercise of Nonqualified Stock Options, the maximum number of shares of Stock that may be delivered under the Plan as Awards shall not exceed twenty-five percent (25%) of the total number of shares of Stock available for Awards under this Plan.

(c)	In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of shares which may be delivered under the Plan; (ii) the number and kind of shares subject to outstanding Awards; and (iii) the Exercise Price of outstanding Options or the amount payable upon the exercise of outstanding Stock Appreciation Rights; as well as any other adjustments that the Committee determines to be equitable.

(d)	In the event that the Stock of the Company is split or reverse-split, whether by stock dividend, combination, reclassification or similar method not involving the payment of consideration, the number of shares of Stock available for Awards under this Plan, in the aggregate and individually as set forth in Sections 7.2(a)(i), 7.2(a)(iv), and 7.2(b) shall be automatically proportionately adjusted.

7.3	Limit on Distribution. Distribution of shares of Stock under the Plan shall be subject to the following:

(a)	Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)	To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

7.4	Tax Withholding.

(a)	Prior to the delivery of any shares of Stock or cash or benefit pursuant to the exercise of Award, the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such exercise.

(b)	The Committee pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable shares of Stock, or (ii) delivery to the Company shares of Stock then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the exercise of an Option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the shares of Stock to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

(c)	If the Participant, in connection with any Award, makes the election permitted under section 83(b) of the Code to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Participant shall notify the Company of such election within 10 days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

7.5	Payment Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

7.6	Dividends and Dividend Equivalents. An agreement evidencing an Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Stock which may be either paid currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

7.7	Deferrals. The Committee may permit a Participant to defer receipt of the payment of the delivery of shares of Stock that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee.

7.8	Transferability. Awards granted under the Plan are not transferable or assignable by the Participant and may not be subject to execution, attachment or similar process otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that Nonqualified Stock Options held by a Participant may be transferred to such family members, a partnership or other entity in which all the beneficial owners are family members, trusts, charitable institutions, or any other entity affiliated with the Participant as the Committee shall approve.

7.9	Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

7.10	Agreement with Company. At the time an Award is granted to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may prescribe. Any Award may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 4, shall be subject to further restrictions or limitations upon transfer.

7.11	Limitation of Implied Rights.

(a)	Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

(b)	The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Option granted under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

(c)	Unless otherwise determined by the Committee, the grant or exercise of Options by Participants under the Plan shall not be determined a part of the Participant’s regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program.

7.12	Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

7.13	Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, (except to the extent prohibited by applicable law or applicable rules of any stock exchange or Nasdaq Stock Market, Inc.) by a duly authorized officer of the Company.

7.14	Fractional Shares. The Company shall not be required to issue any fractional shares of Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof.

ARTICLE VIII
COMMITTEE

8.1	Administration and Powers of Committee. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 8. Without limiting the generality of the foregoing, the general purposes, terms and conditions of the Plan, the Committee shall have full power to implement and carry out the Plan including, but not limited to, the following:

(a)	Subject to the provisions of the Plan, the Committee will have the authority and discretion (i) to select from among the Eligible Individuals those persons who shall receive Awards, (ii) to determine the time or times of receipt of Awards, (iii) to determine the types of Awards and the number of shares covered by the Options, (iv) to establish the terms, conditions, restrictions, deferral arrangements and other provisions of such Awards, (v) to cancel or suspend Awards, (vi) to permit a Participant to relinquish (in full or part) an Award in order to maximize the Participant’s after-tax proceeds, (vii) to provide for “gross-up” for any taxes associated with any Award, (viii) to grant Awards in lieu of salary increases or other compensation or benefit arrangements, (ix) to provide for such forfeitures of Awards as may be permitted under applicable law, and (x) to make such modifications or adjustments to Awards to Participants working outside the United States as are advisable to fulfill the purposes of the Plan. In making such determinations, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Company’s success and such other factors as the Committee deems relevant.

(b)	The Committee will have the authority and discretion to establish the Performance Objectives for Participants who have received grants of Awards. The Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m) of the Code, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding.

(d)	Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, Disability, Retirement, early retirement with the consent of the Company or leave of absence authorized by the Company, under applicable law or otherwise approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Award that is not immediately and fully exercisable, or any shares of Stock that are subject to any transfer restriction, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award granted under this Plan.

(e)	The Committee shall not approve any agreement, amendment or modification to an agreement or the Plan that would reprice any Option issued under the Plan.

(f)	In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by written consent without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

8.2	Selection of Committee. The Committee shall be selected by the Board, and shall consist of two or more members of the Board, all of whom shall qualify as an “outside director” pursuant to Section 162(m) of the Code and a “non-employee director” as determined by Rule 16b-3 of the Exchange Act.

8.3	Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange or the Nasdaq Stock Market, Inc., the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan’s or any Option’s qualification under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code. Any such allocation or delegation may be revoked by the Committee at any time.

8.4	Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provisions of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

8.5	Indemnification. In addition to such other rights of indemnification as they may have as directors and officers of the Company, members of the Committee and those officers and employees administering the Plan at the Committee’s discretion shall be indemnified by the Company against any reasonable expenses, including attorney’s fees actually and necessarily incurred, which they or any of them may incur by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement or any claim related thereto, (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such director is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a director shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.

ARTICLE IX
AMENDMENT AND TERMINATION

The Board may, at any time, amend, suspend or terminate the Plan, in whole or part. No amendment shall be effective unless such amendment is approved by the stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Section 162(m) and Section 422 of the Code or with other applicable laws, regulations or listing standards of the exchange or Nasdaq Stock Market, Inc. upon which the Stock is listed. No amendment suspension or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Option granted under the Plan prior to the date such amendment is adopted by the Board. This Section 9 is subject to the restrictions of Section 8.1(e).

ARTICLE X
CHANGE IN CONTROL

10.1	Change in Control. Unless specifically provided to the contrary in any agreement evidencing an Option, in the event of a Change in Control of the Company, unless outstanding Options are effectively assumed by the surviving entity or acquiring entity, all Options granted under this Plan that then are outstanding and not then exercisable or are subject to restrictions, shall, except as provided in Section 10.2, or unless otherwise provided for in the agreements applicable thereto, become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Option as provided herein and within the provisions of the related agreements.

10.2	Adjustments upon Merger or Asset Sale. In the event of a Change in Control under Section 10.3(b) or (c) (ii) (a “Section 10.2 Event”) and the successor corporation does not either (i) assume each outstanding Option or (ii) substitute an equivalent award by the successor entity or a parent or subsidiary of the successor entity, then the Option shall fully vest and become immediately exercisable. For the purpose of this subsection, the Option shall be considered assumed if, following the Section 10.2 Event, the holder of the Option has the right to purchase or receive, for each share of Stock immediately prior to the Section 10.2 Event, equal consideration (whether stock, cash, or other securities or property) as received in the Section 10.2 Event by holders of each share of Stock held on the effective date of the transaction (and if holders of shares of Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Section 10.2 Event was not solely common stock of the successor entity or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject to the Option, to be cash and/or other securities equal in Fair Market Value to the per share consideration received by holders of Stock in the merger or sale of assets.

10.3	Definition. For purposes of this Section 10, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied:

(a)	any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act, directly or indirectly, of securities of the Company representing 20% of more of the combined voting power of the Company’s then outstanding voting securities (“Voting Securities”); or

(b)	the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than:

(i)	a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(ii)	a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 20% of the combined voting power of the Company’s then outstanding Voting Securities; or

(iii)	a merger or consolidation which would result in the directors of the Company (who were directors immediately prior thereto) continuing to constitute at least 50% of all directors of the surviving entity after such merger or consolidation. The term, “surviving entity” shall mean only an entity in which all the Company’s stockholders immediately before such merger or consolidation (determined without taking into account any stockholders properly exercising appraisal or similar rights) become stockholders by the terms of such merger or consolidation, and the phrase “directors of the Company (who were directors immediately prior thereto)” shall include only individuals who were directors of the Company at the beginning of the 24 consecutive month period preceding the date of such merger or consolidation.

(c)	the stockholders of the Company approve a plan of complete liquidation or agreement for the sale or disposition of all or substantially all of the Company’s assets; or

(d)	during any period of 24 consecutive months, individuals, who at the beginning of such period constitute the Board of Directors of the Company, and any new director whose election by the Board of Directors, or whose nomination for election by the Company’s stockholders, was approved by a vote of at least one-half (1/2) of the directors then in office (other than in connection with a contested election), cease for any reason to constitute at least a majority of the Board of Directors.

10.4	Other. The Committee in its sole discretion may make such provision as it deems appropriate with respect to Change of Control in an agreement with respect to Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares or Performance Units.

ARTICLE XI
GOVERNING LAW

This Plan and all Option Agreements, shall be construed in accordance with and governed by the laws of Delaware (excluding its conflicts of laws provisions).

ARTICLE XII
DEFINED TERMS

12.1	For purposes of the Plan, the terms listed below shall be defined as follows:

(a)	1992 Plan. The term “1992 Plan” has the meaning set forth in Section 7.2(a).

(b)	Award. The term “Award” shall mean any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares or Performance Units.

(c)	Base Price. The term “Base Price” shall mean the price to be used as the basis for determining the Spread upon exercise of a Stock Appreciation Right.

(d) Board.  The term “Board” shall mean the Board of Directors of the Company.

(e)	Cause. The term “Cause” shall mean unless otherwise defined in any employment agreement with the Participant or Option Agreement any one or more of the following: (i) Dishonesty, incompetence or gross negligence in the discharge of the Participant’s duties; (ii) Theft, embezzlement, fraud, breach of confidentiality, or unauthorized disclosure or use of inside information, recipes, processes, customer and employee lists, trade secrets, or other Company proprietary information; (iii) Willful material violation of any law, rule, or regulation of any governing authority or of the Company’s policies and procedures, including the Company’s Code of Ethics and Code of Conduct; (iv) Material breach of any agreement with the Company; (v) Intentional conduct which is injurious to the reputation, business or assets of the Company; or (vi) Solicitation of the Company’s agents or staff members to work for any other business entity.

(f)	Change of Control. The term “Change of Control” has the meaning set forth in Section 10.3.

(g)	Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(h)	Committee. The term “Committee” has the meaning set forth in Section 8.

(i)	Date of Termination. The Participant’s “Date of Termination” shall be the first day on which the Participant’s employment with the Company and all Related Companies terminates for any reason (except as provided below for Cause); provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company or between two Related Companies; and further provided, that the Participant’s employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Related Company approved by the Participant’s employer or as otherwise required under law. If, as a result of a sale or other transaction, the Participant’s employer ceases to be a Related Company (and the Participant’s employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant’s Date of Termination caused by the Participant being discharged by the employer. If a Participant’s employment with the Company and all Related Companies terminates for Cause, the Date of Termination shall be deemed to occur on the date the Company sends or delivers notice to the Participant that such Participant is terminated for Cause.

(j)	Deferral Period. The term “Deferral Period” shall mean the period of time during which Deferred Shares are subject to deferral limitations under Section 5.

(k)	Deferred Shares. The term “Deferred Shares” shall mean an Award pursuant to Section 5 of the right to receive Stock at the end of a specified Deferral Period.

(l)	Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a “Disability” during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days. In the case of an Incentive Stock Option, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

(m)	Effective Date. The term “Effective Date” has the meaning set forth in Section 7.1.

(n)	Eligible Individual. The term “Eligible Individual” shall mean any employee of the Company or a Related Company, and any consultant or other person providing key services to the Company or a Related Company.

(o)	Exchange Act. The term “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. A reference to any provision of the Exchange Act shall include reference to any successor provision of the Exchange Act.

(p)	Exercise Price. The term “Exercise Price” means the per share price at which an holder of an Option may purchase shares issued upon exercise of such Option as determined by the Committee.

(q)	Expiration Date. The term “Expiration Date” has the meaning set forth in Section 2.4.

(r)	Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock, the following rules shall apply: (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the last sale price for the Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Stock on the next preceding date on which there was trading in the Stock; (iii) if the Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”); (iv) if the Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and closing bid and asked prices are not furnished by the NASD, the mean between the closing bid and asked price for the Stock on such date, as furnished by the National Quotation Bureau (“NQB”) or similar organization; (v) if the Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Stock are not furnished by the NASD, NQB or a similar organization, the value established in good faith by the Committee.

(s)	Freestanding Stock Appreciation Right. The term “Freestanding Stock Appreciation Right” shall mean a Stock Appreciation Right granted pursuant to Section 3, which is not granted in tandem with an Option or similar right.

(t)	Incentive Stock Option. The term “Incentive Stock Option” has the meaning set forth in Section 2.1(a).

(u)	Nonqualified Stock Option. The term “Nonqualified Stock Option” has the meaning set forth in Section 2.1(a).

(v)	Option. The term “Option” has the meaning set forth in Section 2.1.

(w)	Option Agreement. The term “Option Agreement” means with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

(x)	Participant. The term “Participant” has the meaning set forth in Section 1.2.

(y)	Performance Objectives. The term “Performance Objectives” shall mean, as determined by the Committee, the performance objectives established pursuant to this Plan for grants of Awards and/or Participants who have received grants of Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or Eligible Individual or the Related Company, division, department or function within the Company or Related Company in which the Eligible Individual or Participant is employed. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be limited to specified levels of or increases in the Company’s or the Related Company’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, sales growth, gross margin, return on investment, increase in the Fair Market Value of the Common Stock, share price (including, but not limited to, growth measures and total shareholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. Except in the case of such an Award intended to qualify under Code Section 162(m), if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

(z)	Performance Period. The term “Performance Period” shall mean a period of time established under this Plan within which the Performance Objectives relating to a Performance Share, Performance Unit, Deferred Shares or Restricted Shares are to be achieved. Such period shall not be less than one (1) year.

(aa)	Performance Share. The term “Performance Share” shall mean a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 6.

(bb)	Performance Unit, The term “Performance Unit” shall mean a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 6.

(cc)	Pricing Date. The term “Pricing Date” means the date on which an Option is granted, except that the Committee may determine that for purposes of a Nonqualified Stock Option the Pricing Date is the date on which a written offer is made to the recipient or the recipient is hired or promoted (or similar event), if the grant of the Option occurs not more than 90 days after the date of such offer, hiring, promotion or other event.

(dd)	Related Company. The term “Related Company” means (i) any corporation, partnership, joint venture, limited liability company or other entity during any period in which it owns, directly or indirectly, at least twenty-five percent (25%) of the voting power of all classes stock of the Company (or successor to the Company) entitled to vote; and (ii) any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company, or by any entity that is a successor to the Company. Notwithstanding the foregoing, in the case of an Incentive Stock Option the term “Related Company” shall be defined consistent with the provisions of Section 424(e) and (f) of the Code.

(ee)	Restricted Shares. The term “Restricted Shares” shall mean Stock granted under Section 4, subject to a substantial risk of forfeiture.

(ff)	Retirement. The term “Retirement” shall mean for an employee of the Company or Related Company the occurrence of the Participant’s Date of Termination after age 60.

(gg)	Spread. The term “Spread” shall mean, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

(hh)	Stock Appreciation Right. The term “Stock Appreciation Right” shall mean the right to receive from the Company an amount determined by the Committee and expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right.

(ii)	Stock. The term “Stock” shall mean shares of common stock of the Company.

(jj)	Tandem Stock Appreciation Right. The term “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted pursuant to Section 3, which is granted in tandem with an Option or any similar right granted under any other plan of the Company.

(kk)	Ten Percent Stockholder. The term “Ten Percent Stockholder” means a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of capital stock of the Company.

EXHIBIT G

AMENDMENT TO
THE CHEESECAKE FACTORY INCORPORATED
1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The Cheesecake Factory Incorporated 1997 Non-Employee Director Stock Option Plan is amended as provided herein and except as so amended, the 1997 Non-Employee Director Stock Option Plan remains in full force and effect.

1.	Article III, Section 3.1 is amended and restated in its entirety to read as follows:

3.1	Total Number of Shares Available. The maximum number of shares of Common Stock in respect of which awards may be granted under the Plan is four hundred thirty-seven thousand five hundred (437,500) (subject to adjustment as provided below in Section 3.3 and in Article VII hereof). Except as provided in Article VII of this Plan, the Board shall not have any authority to: (i) reprice any Option so that the Option Price shall be less than the Fair Market Value of the shares of the Common Stock on the Grant Date; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) canceling an option at a time when its Option Price exceeds the Fair Market Value (on the business day immediately before the day of cancellation) in exchange for another option unless the exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

2.	Article VI, Section 6.7 is amended and restated in its entirety to read as follows:

6.7	Other Provisions. The Option Agreement may include such other terms and conditions, not inconsistent with this Plan, as the Board in its sole discretion may determine, including, without limitation, a period for which the transferability of shares of Common Stock issued upon exercise of the Option is prohibited or restricted.

3.	Article XI is amended and restated in its entirety to read as follows:

Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to:

The Cheesecake Factory Incorporated
26950 Agoura Road
Calabasas Hills, California 91301
Attention: General Counsel

THE CHEESECAKE FACTORY INCORPORATED

1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

MARCH 13, 1997

THE CHEESECAKE FACTORY INCORPORATED

1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

ARTICLE I
PURPOSE

The purpose THE CHEESECAKE FACTORY INCORPORATED 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the “Plan”) is to promote the interest of the Company and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company. The Plan provides for awards of nonqualified options (the “Options”) to non-employee directors of the Company, as set forth in Section 5.1, below, in accordance with Rule 16-b, promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Options shall be exercisable in whole or in part, subject to any vesting requirements, at all times during the period beginning on the date of grant until the earlier of (i) ten years from the date of grant, and (ii) one year form the date on which a Grantee ceases to be an Eligible Director. In this Plan, the terms “Parent” and “Subsidiary” mean “Parent Corporation” and “Subsidiary Corporation,” respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

ARTICLE II
DEFINITIONS

The following words and terms as used herein shall have that meaning set forth therefor in this Article II, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

2.1	Board shall mean the Board of Directors of the Company.

2.2	Code shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.3	Committee shall mean the Compensation Committee which may be appointed by the Board in accordance with the provisions of Article IV to administer the Plan.

2.4	Common Stock shall mean the shares of common stock, .01 par value, of the Company, and any other securities of the Company to the extent provided in Article VIII.

2.5	Company shall mean The Cheesecake Factory Incorporated, a Delaware corporation, and any successor to it.

2.6	Effective Date shall mean the day upon which the Plan is approved by the stockholders of the Company.

2.7	Eligible Director shall have the meaning set forth in Section 5.1 herein.

2.8	Fair Market Value shall have the meaning set forth in Section 6.2 herein.

2.9	Grantee shall mean a Non-Employee Director who is granted an Option by the Board under this Plan.

2.10	Non-Employee Director shall have the meaning set forth in Rule 16b-3 promulgated under the 1934 Act, as amended.

2.11	Option shall mean an option granted under this Plan.

2.12	Option Agreement shall mean a written agreement evidencing the right to purchase shares of Common Stock pursuant to the terms of this Plan which agreement shall be in the form described in Article VI.

2.13	Plan shall mean The Cheesecake Factory Incorporated 1997 Non-Employee Director Stock Option Plan, as set forth herein and as amended from time to time.

2.14	Securities Act means the Securities Act of 1933, as amended.

2.15	Subsidiary shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in Section 424(f) of the Code, as that section may be amended from time to time.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1	Total Number of Shares Available. The maximum number of shares of Common Stock in respect of which awards may be granted under the Plan is One Hundred Thousand (100,000) (subject to adjustment as provided below in Section 3.3 and in Article VII hereof).

3.2	Source of Shares. The shares of Common Stock issued upon the exercise of an Option shall be made available, in the discretion of the Board, either from the authorized but unissued shares of Common Stock or from any outstanding shares of Common Stock which have been reacquired by the Company.

3.3	Shares Subject to Expired or Otherwise Terminated Options. Shares of Common Stock subject to options that are expired, forfeited, terminated, canceled or settled without the delivery of Common Stock will again be available for grant. Also, shares tendered to the Company in satisfaction or partial satisfaction of the exercise price of any options will increase the number of shares available for options to the extent permitted by Rule 16b-3 promulgated under the 1934 Act.

ARTICLE IV
ADMINISTRATION

4.1	Committee to Administer Plan. The Board may delegate the exclusive control and management of the operations of the Plan to the Committee. The Board may, however, at any time or times either (i) terminate any such delegation of authority and assume the exclusive control and management of the Plan, or (ii) having terminated such a delegation of authority may again delegate the exclusive control and management of the Plan to the Committee. In the event that and for so long as this Plan is controlled and managed by the Board, the terms and provisions of this Plan, other than Sections 2.1, 2.3, 4.1, 4.2, shall be applied by substituting the term “Board” for “Committee” therein.

4.2	Appointment of a Committee. In the event that the Board appoints a Committee: (i) the Committee shall be composed solely of two or more Non-Employee Directors; (ii) all vacancies occurring on the Committee shall be filled with Non-Employee Directors by appointment of the Board; (iii) the members of the Committee shall serve at the pleasure of the Board; (iv) the Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan; and (v) the entire Committee shall constitute a quorum and the actions of the entire Committee present at a meeting, or actions approved in writing by the entire Committee, shall be the accounts of the Committee.

4.3	Determinations to be Made by the Committee. Subject to the provisions of this Plan, the Committee shall determine: (i) the Grantees; (ii) the number of shares of Common Stock subject to an Option; (iii) the date or dates upon which an Option may be exercised or granted; (iv) the manner in which an Option may be exercised; (v) such other terms to which an Option is subject (including the manner in which it vests); and (vi) the form of any Option Agreements (as defined in Section 6.1 below). In determining the amount and terms of options granted under the Plan, the Committee shall review performance measures which shall influence the number of Options granted and the vesting of such Options.

4.4	Interpretation of Plan. The Committee shall interpret the Plan and from time to time may adopt such rules and regulations for carrying out the terms and purposes of the Plan and may take such other actions in the administration of the Plan as it deems advisable. The interpretation and construction by the Committee of any provision of this Plan or any Option Agreement and the determination of any question arising under this Plan, any such rule or regulation, or any Option Agreement shall be final and binding on all persons interested in the Plan.

4.5	Limited Liability. Neither the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

ARTICLE V
ELIGIBILITY

5.1	Eligible Directors. Options may be granted under the Plan only to non-employee directors of the Company, in accordance with Rule 16-b, promulgated under the 1934 Act, as amended, who (i) are not officers of, or otherwise employed by, the Company, its affiliates, its parent, or its subsidiaries, if any, (ii) do not receive compensation, either directly or indirectly, from the Company, its affiliates, its parent, or its subsidiaries, if any, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required as set forth in Rule 16b-3(b)(3)(i)(B), (iii) do not possess an interest in any other transaction for which disclosure would be required as set forth in Rule 16b-3(b)(3)(i)(C), and (iv) are not engaged in a business relationship for which disclosure would be required as set forth in Rule 16b-3(b)(3)(i)(D) (collectively, the “Eligible Directors”).

ARTICLE VI
OPTIONS

6.1	Terms and Conditions of Options. Each Option shall specify the number of shares of Common Stock for which such Option shall be exercisable and the exercise price for each such shares of Common Stock. In addition, each Option shall be evidenced by a written agreement (an “Option Agreement”), in substantially the form of Exhibit A, with such changes thereto as are consistent with the Plan as the Board (or Committee, if one is appointed) shall deem appropriate and shall provide in substance as follows:

6.2	Number of Shares and Purchase Price. Each Option Agreement shall specify the number of shares of Common Stock covered by such Option and the purchase price per share. The price (the “Option Price”) at which each share of Common Stock may be purchased shall be 100% of the Fair Market Value of the shares of Common Stock on the date of the grant (as determined in accordance with this Article VI).

For purposes of the Plan, the “Fair Market Value” of shares of Common Stock shall be equal to:

6.2.1  if such shares are publicly traded, (x) the closing price on the business day immediately preceding the date of grant if any trades were made on such business day and such information is available, otherwise the average of the last bid and asked prices on the business day immediately preceding the date of grant, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System (“THOUSAND”) or (y) if such shares are then traded on a national securities exchange, the closing price on the business day immediately preceding the date of grant, if any trades were made on such business day and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the date of grant, on the principal national securities exchange on which it is so traded; or

6.2.2  if there is no public trading market for such shares, the fair value of such shares on the date of grant as reasonably determined in good faith by the Board (or Committee, if applicable, and with the consent of a majority of the Board) after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of such shares in private transactions negotiated at arms’ length.

Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Article VI hereof shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

6.3	Payment of Option Price. The Option Price of the Options may be satisfied in cash, by a certified or cashier’s check, or unless otherwise determined by the Board, by exchanging shares of Common Stock owned by the Grantee at their Fair Market Value, or by a combination of cash and shares of Common Stock.

6.4	Non-Transferability of Options. Each Option Agreement shall provide that the Option granted therein shall be non-transferable and non-assignable by the Grantee other than by will or the laws of descent and distribution pursuant to a qualified domestic relations order, and that during the lifetime of the Grantee such Option may be exercised only by the Grantee or such Grantee’s legal representative.

6.5	Maximum Term; Date of Exercise; Termination. Each Option Agreement shall provide that the Options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until the earlier of (i) ten years from the date of grant, and (ii) one year form the date on which a Grantee ceases to be an Eligible Director.

6.6	Exercise of Options. Each Option Agreement shall provide that Options shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Grantee, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. The exercise price for each Option shall be paid in full for the number of shares of Common Stock specified in the notice as provided in this Section 6.6.

          The date of exercise of an Option shall be the date on which written notice of exercise shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of Common Stock subject to the Option. No one shall be deemed to be the holder of any shares of Common Stock subject to an Option, or have any other rights as a stockholder, unless and until certificates for the shares of such Common Stock are issued to that person.

6.7	Other Provisions. The Option Agreement may include such other terms and conditions, not inconsistent with this Plan, as the Board in its sole discretion shall determine.

ARTICLE VII
EFFECT OF CERTAIN CHANGES

7.1	Anti-Dilution. If there is any change in the number of shares of Common Stock through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, the Board shall make corresponding adjustments to the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options in order to appropriately reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares of Common Stock resulting from such adjustment shall be eliminated. Any determination made by the Board relating to such adjustments shall be final, binding and conclusive.

7.2	Change in Par Value. In the event of a change in the Common Stock of the Company, as constituted as of the date of this Plan, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

7.3	Mergers and Consolidations. Notwithstanding the other Sections of this Article VII, upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own at least eighty percent (80%) of the Company’s Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or eighty percent (80%) or more of the then outstanding shares of Common Stock of the Company to another corporation or entity, (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the “Transaction”), the Plan shall terminate; provided however, that

(i)	any Options theretofore granted and outstanding under the Plan shall accelerate and become immediately exercisable in full and shall remain exercisable until the effective date of such Transaction;

(ii)	the termination of the Plan, and any exercise of any Option (to the extent that the holder’s right to exercise such Option has been accelerated by the operation of Section 7.3(i)), shall be subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of the Option shall be void and such Option shall thereafter be exercisable only as permitted by the Plan and the Option Agreement, which shall remain in full force and effect.

          For purposes of applying this Section 7.3, the Fair Market Value of shares of Common Stock underlying the Options shall be determined as of the time the Option with respect to such shares is granted. The Company shall use its best efforts to give each Grantee written notice of any proposed Transaction at least thirty (30) days prior to the effective date of any such Transaction. Any Option not exercised by the time the Transaction legally becomes effective shall thereupon terminate.

7.4	Rights of Participants. Except as hereinbefore expressly provided in this Article VII, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

ARTICLE VIII
AMENDMENT AND TERMINATION

The Board shall have the right to amend, suspend or terminate this Plan at any time, provided that unless first approved by the stockholders of the Company, no amendment shall be made to the Plan (except to conform the Plan and the Option Agreements thereunder to changes in the Code or governing law) which: (i) increases the number of shares of Common Stock which may be purchased pursuant to the Options, either individually or in the aggregate, (ii) changes the requirement that Option grants be priced at Fair Market Value, (iii) modifies in any respect the class of individuals who constitute Eligible Directors or (iv) materially increases benefits.

ARTICLE IX
ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES REGULATIONS

The obligation of the Company to sell and deliver the shares of Common Stock pursuant to Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Board, to register the shares of Common Stock reserved for issuance upon exercise of Options under such Act.

ARTICLE X
APPLICATION OF FUNDS

Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

ARTICLE XI
NOTICE

Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to:

The Cheesecake Factory Incorporated
26950 Agoura Road
Calabasas Hills, California 91301
Attention: Gerald Deitchle, CFO

ARTICLE XII
TERM OF PLAN

The Plan shall terminate ten (10) years from the date upon which it is approved by the stockholders of the Company or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Grantees under Options previously granted to them, and all unexpired Options shall continue in full force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.

ARTICLE XIII
EFFECTIVENESS OF THE PLAN

The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the holders of a majority of the voting stock of the Company at the Company’s next Annual Meeting of Stockholders to be held in 1997. In the event the stockholders shall fail to approve the Plan, it and all Options granted thereunder shall be and become null and void. Notwithstanding any other provision of the Plan to the contrary, no Options granted under the Plan may be exercised until after such stockholder approval.

ARTICLE XIV
CAPTIONS

The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

ARTICLE XV
GOVERNING LAW

All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

As adopted by the Board of Directors of THE CHEESECAKE FACTORY INCORPORATED on March 13, 1997.

YOUR VOTE IS IMPORTANT TO US.

YOU CAN VOTE BY MAIL

OR

YOU CAN VOTE BY TELEPHONE OR THE INTERNET

VOTE BY TELEPHONE	VOTE BY INTERNET

It’s fast, convenient and your vote is immediately	It’s fast, convenient and your vote is immediately
confirmed and posted. Using a touch-tone telephone, call	confirmed and posted. You will also have the option to
the toll-free telephone number and follow these steps:	register to receive future materials via the Internet.

1. Read the accompanying Proxy Statement and proxy	1. Read the accompanying Proxy Statement and
card or voting instruction form.	proxy card or voting instruction form.
2. Call the toll-free telephone number.	2. Go to website: www.proxyvote.com.
3. Follow the simple recorded instructions.	3. Follow the simple instructions.

Please do not return your Voting Form if you voted by telephone or Internet.

Important

Regardless of how many shares you own, your vote is very important. Please sign, date and mail the enclosed proxy card. Please vote each proxy card you receive since each account in which you own shares must be voted separately.

If you have any questions on how to vote your shares, please contact our proxy solicitor:
MORROW & CO. at (800) 662-5200

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

THE CHEESECAKE FACTORY INCORPORATED 26950 AGOURA ROAD CALABASAS HILLS, CA 91301

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Cheesecake Factory Incorporated, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the Annual Meeting of Stockholders, and to ensure that a quorum is present, you are urged to vote your proxy by telephone or the Internet (see above), or by returning the proxy card by mail. If you are able to attend the meeting and you wish to vote in person, the proxy is revocable.

TO VOTE BY MAIL, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CHSCK1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THE CHEESECAKE FACTORY INCORPORATED

The Board of Directors unanimously recommends a vote FOR the director named below.

			For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
1.	ELECTION OF A DIRECTOR
	01) THOMAS L. GREGORY		¡	¡	¡	_____________________________________________

The Board of Directors unanimously recommends a vote FOR the proposals below.						For	Against	Abstain

2.	Approval of the Company’s Amended and Restated Year 2000 Omnibus Performance Stock Incentive Plan.					¡	¡	¡

3.	Approval of the Company’s Amended and Restated 2001 Omnibus Stock Incentive Plan.					¡	¡	¡

4.	Approval of an amendment to the Company’s 1997 Non-Employee Director Stock Option Plan.					¡	¡	¡

In addition, to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appears hereon. If signing as an attorney, executor, administrator, trustee or guardian, please give full title as such, and if signing for a corporation, please sign in its full corporate name and give your title. If a partnership, please sign in the partnership name by an authorized person. When shares are in the names of more than one person, each should sign.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

April 14, 2004

Dear Stockholder:

          You are cordially invited to attend The Cheesecake Factory Incorporated Annual Meeting of Stockholders on Tuesday, May 18, 2004 at 10:00 a.m. (Pacific Time). The meeting will be held at the Janet and Ray Scherr Forum Theatre, Thousand Oaks Civic Arts Plaza, 2100 Thousand Oaks Boulevard, Thousand Oaks, California 91362.

          The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting and Proxy Statement. Our agenda for the Annual Meeting will also include an overview of the Company’s business operations and recent performance results.

          Regardless of whether or not you will attend, please vote by signing, dating and returning the enclosed proxy card. Or, you can vote by telephone or Internet (see reverse side). Voting by mail will not prevent you from voting in person at the meeting.

Sincerely,

David Overton Chairman of the Board and Chief Executive Officer

IF YOU PLAN TO ATTEND THE MEETING

Please note that attendance will be limited to stockholders. Admission will be on a first-come, first-served basis. Stockholders may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

PROXY	THE CHEESECAKE FACTORY INCORPORATED

     Solicited on behalf of the Board of Directors of THE CHEESECAKE FACTORY INCORPORATED (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on May 18, 2004, at 10:00 A.M. Pacific Time at the Janet and Ray Scherr Forum Theatre, Thousand Oaks Civic Arts Plaza, 2100 Thousand Oaks Boulevard, Thousand Oaks, California.

     The undersigned hereby appoints Debby R. Zurzolo and Jane Vallaire, or either one of them, as “the Named Proxies”, with the full power of substitution, to vote all shares of common stock of the Company held of record by the undersigned on May 18, 2004 at the Meeting or at any adjournments or postponements thereof, on the proposals set forth on the reverse side.

     In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy, when properly executed and returned, will be voted in the manner directed by the undersigned stockholder.  IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Notice dated April 14, 2004 of the 2004 Annual Meeting of Stockholders and the accompanying Proxy Statement relating to the Meeting is acknowledged.

IMPORTANT -- THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE. PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.